                                                                    EXHIBIT 99.1

                                 EXECUTION COPY

================================================================================

                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                        PROGRESS DEVELOPMENT CORPORATION,

                               EASYASK, INC., AND

                               SIGMA PARTNERS LLP,

                        AS INDEMNIFICATION REPRESENTATIVE

                           DATED AS OF APRIL 29, 2005

================================================================================

                                TABLE OF CONTENTS

ARTICLE I         PURCHASE AND SALE OF ASSETS; CLOSING...................................................     1

   1.1    PURCHASE AND SALE OF ACQUIRED ASSETS...........................................................     1
   1.2    EXCLUDED ASSETS................................................................................     1
   1.3    ASSUMPTION OF LIABILITIES......................................................................     2
   1.4    EXCLUDED LIABILITIES...........................................................................     2
   1.5    CONTINUING LIABILITIES.........................................................................     4
   1.6    CLOSING........................................................................................     4
   1.7    CLOSING DELIVERIES.............................................................................     4
   1.8    FURTHER ASSURANCES.............................................................................     5
   1.9    AUTHORIZATION OF THIS AGREEMENT, THE ESCROW AGREEMENT AND THE ESCROW AGENT.....................     6
   1.10   ALLOCATION OF PURCHASE PRICE...................................................................     6

ARTICLE II        PURCHASE PRICE.........................................................................     6

   2.1    PURCHASE PRICE.................................................................................     6
   2.2    ESCROW DEPOSIT; DELIVERY OF PURCHASE PRICE.....................................................     6
          (a)  Escrow Agreement..........................................................................     6
          (b)  Escrow Deposit............................................................................     7
          (c)  Delivery of Purchase Price................................................................     7
          (d)  Payment of Transaction Liabilities........................................................     7

ARTICLE III       REPRESENTATIONS AND WARRANTIES.........................................................     7

   3.1    REPRESENTATIONS AND WARRANTIES OF SELLER.......................................................     7
          (a)  Organization; Good Standing; Qualification and Power......................................     7
          (b)  Subsidiaries; Equity Investments..........................................................     8
          (c)  Capital Stock; Securities.................................................................     8
          (d)  Authority; No Consents....................................................................     8
          (e)  Financial Information.....................................................................     9
          (f)  Absence of Undisclosed Liabilities........................................................     9
          (g)  Absence of Changes........................................................................    10
          (h)  Tax Matters...............................................................................    11
          (i)  Title to Assets, Properties and Rights and Related Matters................................    12
          (j)  Real Property - Owned or Leased...........................................................    13
          (k)  Intellectual Property.....................................................................    13
          (l)  Software..................................................................................    16
          (m)  Agreements, Etc...........................................................................    16
          (n)  No Defaults...............................................................................    18
          (o)  Litigation, Etc...........................................................................    18
          (p)  Accounts and Notes Receivable.............................................................    19
          (q)  Accounts and Notes Payable................................................................    19
          (r)  Compliance; Governmental Authorizations and Consents......................................    19
          (s)  Environmental Matters.....................................................................    19
          (t)  Employees.................................................................................    20
          (u)  Employee Benefit Plans and Contracts......................................................    21
          (v)  Insurance.................................................................................    24
          (w)  Brokers...................................................................................    24
          (x)  Related Transactions......................................................................    24
          (y)  Minute Books..............................................................................    24
          (z)  Certain Practices.........................................................................    24
          (aa)  Projections..............................................................................    24
          (bb)  Business Generally.......................................................................    25
          (cc)  Disclosure...............................................................................    25

   3.2    REPRESENTATIONS AND WARRANTIES OF BUYER........................................................    25
          (a)  Organization; Good Standing; Qualification and Power......................................    25
          (b)  Authority.................................................................................    25
          (c)  Litigation................................................................................    25
          (d)  Brokers...................................................................................    25

ARTICLE IV        CONDITIONS PRECEDENT...................................................................    25

   4.1    CONDITIONS TO EACH PARTY'S OBLIGATIONS.........................................................    25
          (a)  Approvals.................................................................................    26
          (b)  Legal Action..............................................................................    26
          (c)  Legislation...............................................................................    26
   4.2    ESCROW AGREEMENT...............................................................................    26
   4.3    ASSIGNMENT OF REAL ESTATE LEASE/KEY LICENSES REQUIRING CONSENT TO ASSIGNMENT...................    26
   4.4    CONDITIONS TO OBLIGATIONS OF BUYER.............................................................    26
          (a)  Representations and Warranties of Seller..................................................    26
          (b)  Performance of Obligations of Seller......................................................    26
          (c)  Authorization of Agreement................................................................    27
          (d)  Acceptance by Counsel to Buyer............................................................    27
          (e)  Consents and Approvals....................................................................    27
          (f)  Agreements................................................................................    27
          (g)  Default Under Agreements..................................................................    27
          (h)  Approval by Board of Directors of Buyer...................................................    27
          (i)  Evidence of Corporate Authority...........................................................    27
          (j)  Key Employees and Other Transferred Employees.............................................    27
          (k)  Change of Name............................................................................    28
          (l)  Completion of Investigation...............................................................    28
          (m)  No Adverse Change.........................................................................    28
          (n)  Stockholder Voting Agreements.............................................................    28
   4.5    CONDITIONS TO OBLIGATIONS OF SELLER............................................................    28
          (a)  Representations and Warranties of Buyer...................................................    28
          (b)  Performance of Obligations of Buyer.......................................................    28
          (c)  Related Agreements........................................................................    28
          (d)  Closing Cash Payment......................................................................    28
          (e)  Evidence of Corporate Authority...........................................................    29
          (f)  Acceptance by Counsel to Seller...........................................................    29
          (g)  Authorization of Agreement................................................................    29
          (h)  Approval by Board of Directors of Buyer...................................................    29
          (i)  Key Employees and Other Transferred Employees.............................................    29

ARTICLE V         ADDITIONAL AGREEMENTS..................................................................    29

   5.1    CONDUCT OF BUSINESS OF SELLER..................................................................    29
          (a)  Charter Documents.........................................................................    30
          (b)  Dividends; Changes in Capital Stock.......................................................    30
          (c)  Stock Option Plans, Etc...................................................................    30
          (d)  Material Contracts........................................................................    30
          (e)  Issuance of Securities....................................................................    30
          (f)  Intellectual Property.....................................................................    30
          (g)  Dispositions..............................................................................    30
          (h)  Indebtedness..............................................................................    30
          (i)  Leases....................................................................................    30
          (j)  Capital Expenditures......................................................................    30
          (k)  Insurance.................................................................................    31
          (l)  Termination or Waiver.....................................................................    31
          (m)  Employee Benefit Plans; New Hires; Pay Increases..........................................    31
          (n)  Severance Agreement.......................................................................    31
          (o)  Lawsuits..................................................................................    31

EXECUTION COPY - APRIL 29, 2005        2

          (p)  Acquisitions..............................................................................    31
          (q)  Taxes.....................................................................................    31
          (r)  Notices...................................................................................    31
          (s)  Revaluation...............................................................................    31
          (t)  Other Transactions........................................................................    31
          (u)  Confidentiality Agreements................................................................    31
          (v)  Related Party Transactions................................................................    32
          (w)  Subsidiaries..............................................................................    32
          (x)  Principal Business........................................................................    32
          (y)  General...................................................................................    32
   5.2    COOPERATION....................................................................................    32
   5.3    EXCLUSIVITY; STANDSTILL........................................................................    32
   5.4    CERTAIN INFORMATION REQUIRED BY THE CODE.......................................................    33
   5.5    LITIGATION COOPERATION.........................................................................    33
   5.6    RECORD MAINTENANCE.............................................................................    33
   5.7    SELLER STOCKHOLDER APPROVAL; EFFORTS TO CONSUMMATE.............................................    33
   5.8    PUBLIC ANNOUNCEMENTS...........................................................................    34
   5.9    EMPLOYMENT MATTERS.............................................................................    34
   5.10   TRANSFER TAXES.................................................................................    34
   5.11   REQUIRED CONSENTS; SUBSEQUENT EVENTS...........................................................    34

ARTICLE VI        INDEMNIFICATION........................................................................    35

   6.1    DEFINITIONS....................................................................................    35
   6.2    INDEMNIFICATION GENERALLY......................................................................    36
   6.3    ASSERTION OF CLAIMS............................................................................    37
   6.4    NOTICE AND DEFENSE OF THIRD PARTY CLAIMS.......................................................    38
   6.5    SURVIVAL OF REPRESENTATIONS AND WARRANTIES.....................................................    39
   6.6    INDEMNIFICATION REPRESENTATIVE.................................................................    39
   6.7    REMEDIES AVAILABLE.............................................................................    40

ARTICLE VII       TERMINATION............................................................................    40

   7.1    TERMINATION....................................................................................    40
   7.2    EFFECT OF TERMINATION; SURVIVAL................................................................    41

ARTICLE VIII      MISCELLANEOUS..........................................................................    41

   8.1    EXPENSES.......................................................................................    41
   8.2    ENTIRE AGREEMENT...............................................................................    41
   8.3    INTERPRETATION.................................................................................    41
   8.4    KNOWLEDGE DEFINITION...........................................................................    42
   8.5    NOTICES........................................................................................    42
   8.6    COUNTERPARTS...................................................................................    43
   8.7    GOVERNING LAW..................................................................................    44
   8.8    BENEFITS OF AGREEMENT..........................................................................    44
   8.9    PRONOUNS.......................................................................................    44
   8.10   AMENDMENT, MODIFICATION AND WAIVER.............................................................    44
   8.11   NO THIRD PARTY BENEFICIARIES...................................................................    44
   8.12   CONSENTS.......................................................................................    44
   8.13   INTERPRETATION.................................................................................    44
   8.14   NO JOINT VENTURE...............................................................................    44
   8.15   SPECIFIC PERFORMANCE...........................................................................    45

EXECUTION COPY - APRIL 29, 2005        3

                             INDEX TO DEFINED TERMS

ACQUIRED ASSETS..........................................            1.1
ACTIONS..................................................          3.1(o)
AFFILIATE................................................          1.4(a)
AGREEMENT................................................       Preamble
ALLOCATION STATEMENT.....................................         1.10(a)
ARTICLES OF ORGANIZATION.................................          3.1(a)
ASSUMED CONTRACTS........................................              2
ASSUMED LIABILITIES......................................            1.3
BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT........          1.7(a)
BUSINESS.................................................       Preamble
BUYER....................................................       Preamble
BUYER AFFILIATE..........................................            8.8
BUYER EVENT OF INDEMNIFICATION...........................       6.1(a)(i)
BUYER INDEMNIFIED PERSONS................................       6.1(b)(i)
BUYER INDEMNIFYING PERSONS...............................      6.1(c)(ii)
CLOSING..................................................            1.6
CLOSING CASH PAYMENT.....................................            2.1
CLOSING DATE.............................................            1.6
COBRA COVERAGE...........................................      3.1(u)(iv)
CODE.....................................................     3.1(h)(iii)
COPYRIGHTS...............................................          3.1(k)
CURRENT EMPLOYEE.........................................     3.1(m)(vii)
DESIGNATED PERSONS.......................................          3.1(o)
DISCLOSURE SCHEDULE......................................            3.1
EFFECTIVE TIME...........................................            1.6
EMPLOYEE.................................................          3.1(u)
EMPLOYEE PLANS...........................................          3.1(u)
ENCUMBRANCES.............................................            1.1
ENVIRONMENTAL LAWS.......................................       3.1(s)(i)
ERISA....................................................       3.1(u)(i)
ERISA AFFILIATE..........................................          3.1(u)
ESCROW AGENT.............................................          2.2(a)
ESCROW AGREEMENT.........................................          2.2(a)
ESCROW FUNDS.............................................          2.2(b)
EVENT OF INDEMNIFICATION.................................          6.1(a)
EXCESS TRANSACTION LIABILITIES...........................          2.1(b)
EXCLUDED ASSETS..........................................              1
EXCLUDED LIABILITIES.....................................            1.4
FAS NO. 5................................................          3.1(f)
FRAUD CLAIMS.............................................          6.2(e)
GAAP.....................................................      3.1(e)(ii)
GOVERNMENTAL AUTHORITY...................................          3.1(d)
INDEMNIFIED PERSONS......................................          6.1(b)
INDEMNIFYING PERSONS.....................................          6.1(c)
IP RIGHTS................................................          3.1(k)

EXECUTION COPY - APRIL 29, 2005        4

IRS......................................................     3.1(h)(iii)
KEY EMPLOYEE.............................................             28
KEY EMPLOYEE AGREEMENT...................................          1.7(d)
LEASED REAL PROPERTY.....................................          3.1(j)
LEASES...................................................          3.1(j)
LIABILITY................................................          1.4(a)
LICENSE AGREEMENTS.......................................          3.1(k)
LICENSED SOFTWARE........................................          3.1(l)
LOSSES...................................................          6.2(a)
MATERIAL ADVERSE EFFECT..................................          3.1(a)
MULTIEMPLOYER PLAN.......................................          3.1(u)
NOTICE OF CLAIM..........................................            6.3
OPEN SOURCE MATERIALS....................................       3.1(c)(i)
ORDINARY COURSE OF BUSINESS..............................            1.3
OTHER ASSIGNMENTS........................................          1.7(d)
PATENT ASSIGNMENT........................................          1.7(b)
PATENTS..................................................          3.1(k)
PENSION PLANS............................................          3.1(u)
PRINCIPAL STOCKHOLDERS...................................            4.2
PROJECTIONS..............................................         3.1(aa)
PROPOSED SETTLEMENT......................................          6.4(d)
PURCHASE PRICE...........................................            2.1
RELATED AGREEMENT........................................          1.7(e)
REPRESENTATIVES..........................................            5.3
SELLER...................................................       Preamble
SELLER EVENT OF INDEMNIFICATION..........................      6.1(a)(ii)
SELLER FINANCIAL STATEMENTS..............................          3.1(e)
SELLER INDEMNIFIED PERSONS...............................      6.1(b)(ii)
SELLER INDEMNIFYING PERSONS..............................       6.1(c)(i)
SELLER INTERIM FINANCIAL STATEMENTS......................          3.1(e)
SELLER STOCK.............................................       3.1(c)(i)
STOCKHOLDER VOTING AGREEMENT.............................          4.4(n)
SURVIVAL DATE............................................            6.5
TAX RETURNS..............................................       3.1(h)(i)
TAXES....................................................       3.1(h)(i)
THIRD PARTY CLAIM........................................            6.4
TRADE SECRETS............................................          3.1(k)
TRADEMARK ASSIGNMENT.....................................          1.7(c)
TRADEMARKS...............................................          3.1(k)
TRANSACTION LIABILITIES..................................          2,1(b)
TRANSFERRED EMPLOYEE.....................................      3.1(g)(ix)

EXECUTION COPY - APRIL 29, 2005         2

                            ASSET PURCHASE AGREEMENT

      ASSET PURCHASE AGREEMENT (this "AGREEMENT") dated as of April 29, 2005, by and among PROGRESS DEVELOPMENT CORPORATION, a Massachusetts corporation ("BUYER"), EASYASK, INC., a Massachusetts corporation ("SELLER"), and SIGMA PARTNERS LLP, as the Indemnification Representative (the "INDEMNIFICATION REPRESENTATIVE").

      WHEREAS, Seller is in the business of providing search, navigation and information retrieval solutions, which provide access and insight into critical content through products for enterprise, e-commerce and independent software vendors (the "BUSINESS");

      WHEREAS, subject to the terms and conditions set forth in this Agreement, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, substantially all of the assets of Seller and Seller wishes to transfer to Buyer, and Buyer has agreed to assume, certain of Seller's obligations and liabilities associated with the Business, and in connection therewith the parties hereto wish to make certain agreements related to such purchase, sale, assignment and assumption;

      WHEREAS, as a condition to the willingness of, and as an inducement to, Buyer and Seller to enter into this Agreement, contemporaneously with the execution and delivery of this Agreement, Seller, Buyer and certain other parties are entering into the Related Agreements (as defined below).

      NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and the representations, warranties, covenants, agreements, conditions and promises contained herein and therein, the parties hereby agree as follows:

                                   ARTICLE I
                      PURCHASE AND SALE OF ASSETS; CLOSING

      1.1 PURCHASE AND SALE OF ACQUIRED ASSETS. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller shall sell, transfer, assign and deliver to Buyer, and relinquish to Buyer in perpetuity, free and clear of any security interests, mortgages, liens, pledges, guarantees, charges, easements, reservations, restrictions, clouds, equities, rights of way, options, rights of first refusal, and all other encumbrances, whether or not relating to the extension of credit or the borrowing of money (collectively "ENCUMBRANCES"), all right, title and interest in and to all of the assets, properties, good will and rights of Seller of every kind and nature, real, personal or mixed, tangible or intangible, owned, used or held for use by Seller (the "ACQUIRED ASSETS").

      1.2 EXCLUDED ASSETS. All rights of Seller under this Agreement and the agreements and instruments executed and delivered to Seller by Buyer pursuant to this Agreement shall not constitute Acquired Assets. Seller represents and warrants that the assets set forth in Section 1.2 of the Disclosure Schedule is a complete list of excluded assets (the "EXCLUDED ASSETS").

EXECUTION COPY - APRIL 29, 2005

      1.3 ASSUMPTION OF LIABILITIES. Buyer shall not assume, discharge or perform any liability other than the following Liabilities of Seller (collectively, the "ASSUMED LIABILITIES"), all of which Buyer will assume and pay, discharge or perform, as appropriate, from and after the Effective Time in accordance with the provisions of the Bill of Sale, Assignment and Assumption
Agreement:

            (a) Liabilities arising under the contracts disclosed in Schedules 3.1(j)(i)-(ii), 3.1(k)(vi) and (vii), 3.1(m)(i), 3.1(m)(ii), 3.1(m)(vi),
3.1(m)(ix) - 3.1(m)(xi), 3.1(m)(xvi), 3.1(m)(xvi) - (xix) of the Seller
Disclosure Schedule (the "ASSUMED CONTRACTS"), except to the extent, in respect of each contract so assumed, the representations of Seller contained in Sections 3.1(j), (k) and (m) in respect of each such contract so assumed are untrue in any material respect at the Closing; provided, that Buyer shall not assume, and does not hereby agree to pay, discharge or perform any damages relating in any manner to or arising from any breach or default of Seller or any of its Affiliates thereof occurring on or prior to the Closing Date;

            (b) Accounts payable and accrued liabilities of Seller consisting of
(i) those liabilities at March 31, 2005 as set forth on Schedule 1.3(b) hereto, and (ii) liabilities incurred thereafter through the Closing Date, provided that all such liabilities (i) relate to the Business, (ii) arise in the operation of the Business consistent with Seller's usual and customary practices in managing and operating the Business as they existed on March 31, 2005 and (iii) are necessary to maintain the ongoing operation of the Business without regard to the transactions contemplated hereby ("ORDINARY COURSE OF BUSINESS"); provided, however, that such assumed liabilities shall not include Excluded Liabilities and any obligations which would constitute Excess Transaction Liabilities; and

            (c) The litigation matter described in Schedule 3.1(o)(i) to the Seller's Disclosure Schedule.

      1.4 EXCLUDED LIABILITIES. Buyer is not assuming any Liabilities of Seller or any of its Stockholders except as expressly provided in Section 1.3. Buyer shall have no liability whatsoever for any Liabilities of Seller which are not specifically assumed under Section 1.3, and, without limiting the generality of the foregoing, Buyer shall not be deemed to assume, nor shall it assume the following Liabilities, unless such Liabilities are disclosed on the Disclosure Schedule, the Seller Interim Financial Statements or arise in the Ordinary Course of Business after March 31, 2005 (the "EXCLUDED LIABILITIES"):

            (a) any and all Liabilities arising under or relating to any written or oral contracts, agreements, guaranties, understandings, deeds, mortgages, indentures, leases, licenses, commitments, undertakings or other documents or instruments to which Seller or any entity, directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with such person ("AFFILIATE"), liability or obligation of any nature whether matured or unmatured, fixed or contingent, secured or unsecured, accrued, absolute or otherwise ("LIABILITY") hereof is a party, other than the Assumed Contracts to the extent specifically set forth in Section 1.3(a);

            (b) any and all Liabilities of Seller or any of its Affiliates in respect of any indebtedness for or guarantees of borrowed money;

EXECUTION COPY - APRIL 29, 2005        2

            (c) any and all Liabilities of Seller to any Affiliate of Seller;

            (d) any and all Liabilities of Seller or any of its Affiliates for or in respect of Taxes that relate to the period ending with the close of business on the Closing Date , including any Taxes based on the transactions contemplated by this Agreement, all of which shall be paid by Seller;

            (e) any and all Liabilities of Seller or any of its Affiliates arising out of or relating, directly or indirectly, to any property of which Seller or such Affiliate has disposed or proposed to dispose, including any and all Liabilities to any other person or entity incurred in connection with any sale or proposed sale of (i) all or any substantial part of Seller or any Affiliate, or any other business combination or proposed business combination,
(ii) any real property of Seller or any Affiliate, (iii) any other business or
(iv) any securities of Seller, any Affiliate or any other entity;

            (f) any and all Liabilities arising out of or relating, directly or indirectly, to any Employee Plan, the Management Bonus Plan or the termination thereof ;

            (g) any and all Liabilities with respect to fees and expenses incurred by Seller or any of its Affiliates in connection with the sale or proposed sale or other disposition or proposed disposition of all or part of the assets or capital stock of Seller or any Affiliate (excluding the Transaction Liabilities);

            (h) any and all Liabilities of Seller or any of its Affiliates to any present or former employee or independent contractor of Seller or any Affiliate thereof, including any Liabilities arising out of the transactions contemplated by this Agreement such as accrued vacation time (including the Transaction Liabilities and excluding accrued vacation time for Transferred Employees);

            (i) any and all Liabilities of Seller or any of its Affiliates for any Actions against Seller or any Affiliate, including any Actions pending or threatened against Seller as of the Closing Date;

            (j) any and all Liabilities of Seller or any of its Affiliates for damage or injury to person or property including, without limitation, those resulting from or arising out of environmental claims;

            (k) any and all Liabilities of Seller or any of its Affiliates arising out of or resulting from non-compliance with any Federal, state, local or foreign laws, ordinances, regulations or orders;

            (l) any and all Liabilities of Seller or any of its Affiliates arising out of, relating to or resulting from any obligation to indemnify any person or entity (including officers and directors of Seller), other than indemnification obligations to customers as specifically set forth in any of the Assumed Contracts;

EXECUTION COPY - APRIL 29, 2005        3

            (m) any and all Liabilities of Seller or any of its Affiliates arising under this Agreement or any of the Related Agreements, including the Transaction Liabilities and Excess Transaction Liabilities;

            (n) any and all other Liabilities attributable in any manner to the Excluded Assets;

            (o) any and all Liabilities of Seller's stockholders;

            (p) any and all other Liabilities of Seller or any of its Affiliates that are not Assumed Liabilities; and

            (q) any and all Liabilities of Seller to Stockholders, whether such Liabilities constitute debt, equity or fees.

      1.5 CONTINUING LIABILITIES. Notwithstanding anything contained herein to the contrary, to the extent that any damages imposed on Buyer by operation of law or otherwise in connection with, or which otherwise arises out of or in relation to, the transactions contemplated hereby (other than Buyer's assumption of the Assumed Liabilities assumed by it pursuant to Section 1.3), results from or arises out of an event or condition which is continuing or continuous in nature, Buyer shall assume and discharge only that portion of such damage that results from or arises out of that part of the event which occurs or condition which exists after the Closing, without, however, releasing Seller from its obligation to discharge that portion of such damage that results from that part of the event which occurs or condition which exists prior to the Closing; provided, however, that Seller shall discharge all of such continuing or continuous damages, including, without limitation, those Assumed Liabilities assumed by Buyer pursuant to Section 1.3 if and to the extent they result from a breach by Seller of any of its representations, warranties or covenants hereunder.

      1.6 CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") will take place at 10:00 a.m. (Eastern time) on May 6, 2005 (the "CLOSING DATE"), unless another date is agreed to in writing by the parties. The Closing shall take place at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts, unless another time or place is agreed to in writing by the parties. All transactions contemplated to take place at the Closing shall be deemed to be effective as of 10:00 a.m. on the Closing Date (the "EFFECTIVE TIME") and events taking place, and periods ending after the Effective Time shall be deemed to have taken place, or ended, after the Closing.

      1.7 CLOSING DELIVERIES. At the Closing, in addition to the agreements set forth in Article IV, the parties shall execute and deliver the following documents:

            (a) Seller and Buyer shall execute and deliver the Bill of Sale, Assignment and Assumption Agreement in the form of EXHIBIT A attached hereto (the "BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT") pursuant to which Seller will transfer and assign to Buyer all of the Acquired Assets and Buyer will assume the Assumed Liabilities;

EXECUTION COPY - APRIL 29, 2005        4

            (b) Seller will execute and deliver the Patent Assignment in the form of EXHIBIT B, attached hereto (the "PATENT ASSIGNMENT") pursuant to which Seller will transfer and assign to Buyer the Patents being acquired by Buyer pursuant to this Agreement;

            (c) Seller will execute and deliver the Trademark Assignment in the form of EXHIBIT C attached hereto (the "TRADEMARK ASSIGNMENT") pursuant to which Seller will transfer and assign to Buyer the Trademarks being acquired by Buyer pursuant to this Agreement;

            (d) Seller will deliver Non-Competition, Confidentiality and Assignment of Inventions Agreements executed by each of the Key Employees in the form of EXHIBIT D attached hereto (the "KEY EMPLOYEE AGREEMENTS"); and

            (e) All such other bills of sale, assignment and assumption agreements, endorsements, copyright or other intellectual property right assignments, consents and other good and sufficient instruments and documents of conveyance and transfer, all dated the Closing Date and in a form reasonably satisfactory to Buyer, as Buyer reasonably shall deem necessary or appropriate to vest in or confirm to Buyer full and complete right, title and interest in and to all of the Acquired Assets (collectively, the "OTHER ASSIGNMENTS")(all documents in this Section 1.7, together with the Escrow Agreement and the Stockholders Voting Agreement defined herein, being collectively referred to as the "RELATED AGREEMENTS").

      On the Closing Date, Seller shall transfer all of the Acquired Assets, including the IP Rights, to such location or locations as Buyer reasonably may request.

      1.8 FURTHER ASSURANCES. At any time and from time to time after the Closing, at the request of Buyer and without further consideration, Seller will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation, and will take such further action, as may be requested in order to more effectively transfer, convey and assign to Buyer, and to confirm Buyer's title to, the Acquired Assets, and each of the parties shall execute such other documents and take such further action as may be required or desirable to carry out the provisions of this Agreement and the transactions contemplated hereby. Without limiting the generality of the foregoing, Seller shall, from time to time and at no cost to Buyer, cooperate with, and take all action requested by, Buyer to effectively transition the Acquired Assets and the operation and ownership of the Business, including, without limitation, all financial information relating to the Business, all clients, suppliers and vendors of the Business and employees, independent contractors and agents of Seller who perform services in connection with the operation of the Business (it being understood that Seller shall assist Buyer in identifying such employees, independent contractors and agents) and all technology (including software licenses), infrastructure and infrastructure-related systems used in connection with the operation of the Business, from Seller to Buyer, and shall make its officers, employees and agents available to, and direct such officers, employees and agents to cooperate with, Buyer for such purposes. In addition, Seller shall provide Buyer with a minimum of ten (10) business days notice that Seller is terminating a group health plan (as that term is defined in Section 5000(b)(1) of the Code) and the name, address and telephone number of any current or potential COBRA covered beneficiary.

EXECUTION COPY - APRIL 29, 2005        5

      1.9 AUTHORIZATION OF THIS AGREEMENT, THE ESCROW AGREEMENT AND THE ESCROW AGENT. Approval of this Agreement by the stockholders of Seller shall constitute approval and ratification by Seller of (i) the provisions of this Agreement and
(ii) the designation of the Escrow Agent and the terms and provisions of the Escrow Agreement.

      1.10 ALLOCATION OF PURCHASE PRICE. The parties, as a condition to Closing, shall agree on the allocation of the Purchase Price for tax purposes on mutually agreeable terms, which allocation shall be binding upon Buyer and Seller. Buyer, the Seller and their respective Affiliates shall report, act and file Tax Returns (including, but not limited to, Internal Revenue Service Form 8594) in all respects and for all purposes consistent with such allocation, except as may be required by law.

                                   ARTICLE II
                                 PURCHASE PRICE

      2.1 PURCHASE PRICE.

            (a) The entire consideration (the "PURCHASE PRICE") payable by Buyer for the Acquired Assets shall be an aggregate of $9,250,000 in cash (the "CLOSING CASH PAYMENT").

            (b) Those transaction costs and employee severance payments due to the individuals and in the amounts set forth on Schedule 2.1(b) (the "TRANSACTION LIABILITIES"), in any event not to exceed $600,000 shall be paid (such $600,000 limit to be reduced by the amount of severance pay for those employees continuing on a temporary basis with Buyer after the Closing as indicated on Schedule 2.1(b)) at the Closing from Seller's existing cash and cash equivalent accounts otherwise due to Buyer.

            (c) Any such Transaction Liabilities exceeding $600,000 in the aggregate or exceeding the individual limits set forth on Schedule 2.1.(b) (the "EXCESS TRANSACTION LIABILITIES") shall be the sole and exclusive responsibility of the Seller to be paid after the Closing and shall not be paid from cash and cash equivalent accounts otherwise due to Buyer, and (ii) as consideration for payment by Buyer through Seller of the Transaction Liabilities, simultaneously with the receipt of payment by each individual or entity named therein, such individual or entity shall execute a general release running in favor of each of Seller and Buyer, and their officers, directors and affiliates, in such form as reasonably requested by Buyer.

            (d) At the Closing, Seller shall deliver a certificate of Seller's President or Chief Executive Officer to Buyer setting forth the actual amount of Transaction Liabilities and Excess Transaction Liabilities, if any

      2.2 ESCROW DEPOSIT; DELIVERY OF PURCHASE PRICE.

            (a) ESCROW AGREEMENT. Reference is made to the escrow agreement dated as of the Closing Date between Seller, Buyer, the Indemnification Representative, the Principal Stockholders and U.S. Bank Portfolio Services, Inc. (the "ESCROW AGENT") in the form of EXHIBIT E attached hereto (the "ESCROW AGREEMENT"), for the purpose of, among other things,

EXECUTION COPY - APRIL 29, 2005        6
securing the indemnification obligations of the Seller Indemnifying Parties pursuant to Article VI hereof.

            (b) ESCROW DEPOSIT. At the Closing, Buyer shall cause to be deposited with the Escrow Agent, and Seller, by its execution and delivery of this Agreement, hereby authorizes and directs Buyer to make such deposit on its behalf in the amount of $1,387,500 in cash (the "ESCROW FUNDS"), to be held by the Escrow Agent in accordance with the provisions of the Escrow Agreement.

            (c) DELIVERY OF PURCHASE PRICE. At the Closing, Buyer shall deliver to Seller the Closing Cash Payment (net of the Escrow Funds).

            (d) PAYMENT OF TRANSACTION LIABILITIES. At the Closing, Seller shall pay the costs of the Transaction Liabilities and, after the Closing, shall pay from its own accounts any Excess Transaction Liabilities to those entities and individuals set forth on Schedule 2.1(b). Buyer shall have no obligation to pay any Transaction Liabilities (other than to allow Seller to use cash and cash equivalent accounts outstanding at the Closing to pay up to the amount of the Transaction Liabilities) and the parties acknowledge and agree that none of the Transaction Liabilities are being assumed by Buyer.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      3.1 REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Buyer that, except as disclosed in the disclosure schedule dated the date hereof, certified by Seller and delivered to Buyer simultaneously herewith (which disclosure schedule shall contain specific references to the representations and warranties to which the disclosures contained therein relate provided that Seller will be deemed to have adequately disclosed with respect to any section or subsection any matters that are clearly described elsewhere in the disclosure schedule and which a person could reasonably infer relate to such other representations and warranties) (the "DISCLOSURE SCHEDULE").

            (a) ORGANIZATION; GOOD STANDING; QUALIFICATION AND POWER. Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, (ii) has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted, and as proposed to be conducted, to enter into this Agreement and the Related Agreements to which Seller is a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby and (iii) is duly qualified and in good standing to do business in those jurisdictions where the failure to be so qualified and in good standing could be reasonably likely to have a material adverse effect on Seller, the Business (on a going-forward basis) or the business, properties, condition (financial or otherwise), assets, liabilities, operations, results of operations, prospects or affairs of Seller or of the Business (on a going-forward basis)(a "MATERIAL ADVERSE EFFECT"). Seller has delivered to Buyer true and complete copies of the Articles of Organization, and all amendments thereto, as the same may have been restated (the "ARTICLES OF ORGANIZATION") and by-laws of Seller, in each case as amended to the date hereof.

EXECUTION COPY - APRIL 29, 2005        7

            (b) SUBSIDIARIES; EQUITY INVESTMENTS. Seller does not currently have nor has it ever had, any subsidiaries, nor does it currently own, or, has it ever owned, any capital stock or other proprietary interest, directly or indirectly, in any corporation, limited liability company, association, trust, partnership, joint venture or other entity.

            (c) CAPITAL STOCK; SECURITIES.

                  (i) The authorized capital stock of Seller consists of 18,813,788 shares of Seller common stock, par value $.01 and 433,000 shares of Seller's Series A Preferred Stock, $.01 par value, 1,823,805 shares of Seller's Series B Preferred Stock, $.01 par value, 3,965,937 shares of Seller's Series C Preferred Stock, $.01 par value, 8,003,447 shares of Seller's Series D Preferred Stock, $.01 par value, and 3,760,341 shares of Seller's Series E Preferred Stock, $.01 par value, (collectively the "SELLER STOCK"). All outstanding shares of Seller Stock are as described in Section 3.1(c) of the Disclosure Schedule. All outstanding shares of Seller Stock are duly authorized, validly issued and outstanding, fully paid and non-assessable, are owned beneficially and of record by the stockholders as set forth in Section 3.1(c) of the Disclosure Schedule and are not subject to preemptive rights created by statute, the Articles of Organization or by-laws of Seller or any agreement to which Seller is a party or by which it is bound. All outstanding shares of Seller Stock were issued in compliance with applicable Federal and state securities laws.

                  (ii) Except as set forth in Section 3.1(c) of the Disclosure Schedule, there are no convertible securities or any security exchangeable into or exercisable for such convertible securities, issued, reserved for issuance or outstanding. There are no transfer restrictions or agreements, instruments or understandings (whether written or oral, formal or informal) of any character to which Seller or any stockholder is a party or by which it, he or she is bound obligating Seller or any stockholder to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of Seller Stock or any convertible securities or obligating Seller or any stockholder to grant, extend, accelerate the vesting of or enter into any such option, warrant, equity security, call, right, commitment, instrument, restriction, understanding or agreement. There are no voting trusts, proxies or other agreements or understandings with respect to the voting, transfer or disposition of the shares of Seller Stock.

            (d) AUTHORITY; NO CONSENTS. The execution, delivery and performance by Seller of this Agreement and the Related Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Board of Directors of the Seller; and this Agreement has been, and the Related Agreements to which it is a party when executed and delivered by Seller will be, duly and validly executed and delivered and the valid and binding obligations of Seller, enforceable against it in accordance with their respective terms. The execution, delivery and performance of this Agreement or the Related Agreements to which it is a party, the consummation by Seller of the transactions contemplated hereby or thereby, nor compliance by Seller with any provision hereof or thereof will (A) conflict with, (B) result in any violation of, (C) cause a default under (with or without due notice, lapse of time or both), (D) give rise to any right of termination, amendment, cancellation or acceleration of any obligation

EXECUTION COPY - APRIL 29, 2005        8
contained in or the loss of any benefit under or (E) result in the creation of any Encumbrance on or against any assets, rights or property of Seller under any term, condition or provision of (x) any instrument or agreement to which Seller is a party, or by which Seller or any of its properties, assets or rights may be bound or (y) any law, statute, rule, regulation, order, writ, injunction, decree, permit, concession, license or franchise of any Federal, state, municipal, foreign or other governmental court, department, commission, board, bureau, agency or instrumentality ("GOVERNMENTAL AUTHORITY") applicable to Seller or any of its properties, assets or rights or conflict with or result in any violation of Seller's Articles of Organization or by-laws. No permit, authorization, consent or approval of or by, or any notification of or filing with, any Governmental Authority or other person or entity is required in connection with the execution, delivery and performance by Seller of this Agreement or the Related Agreements or the consummation by Seller of the transactions contemplated hereby or thereby, except for the consents listed in
Section 3.1(d) of the Disclosure Schedule.

            (e) FINANCIAL INFORMATION.

                  (i) Seller has previously delivered to Buyer the following financial statements (collectively, the "SELLER FINANCIAL STATEMENTS"):

                        (1) unaudited balance sheets of Seller as of December
                  31, 2004 and March 31, 2005 and the related statements of income, cash flow and shareholders' equity for the three-month period then ended (the "SELLER INTERIM FINANCIAL STATEMENTS"); and

                        (2) the audited balance sheets of Seller as of December
                  31, 2002, and December 31, 2003 and the related audited statements of income, cash flow and shareholders' equity for the periods then ended (including complete footnotes thereto), certified by Seller's independent public accountants, and accompanied by a copy of such auditor's report.

                  (ii) The Seller Financial Statements are in accordance with the books and records of Seller, fairly present, in all respects, the financial condition of Seller as of the dates indicated and the results of operations of Seller for the respective periods indicated, and have been prepared consistent with the past practices of Seller or in accordance with generally accepted accounting principals ("GAAP") except, in the case of the Seller Interim Financial Statements for the absence of complete footnote disclosure as required by GAAP and subject to changes resulting from normal year-end audit adjustments, which for purposes of this Section 3.1(e) shall not exceed $20,000.

            (f) ABSENCE OF UNDISCLOSED LIABILITIES. At March 31, 2005, with respect to the balance sheet dated that date set forth in the Seller Financial Statements, Seller had no Liability required to be set forth therein in order for such balance sheets to accurately present the financial condition of Seller which was not provided for or disclosed thereon. There were no material loss contingencies (as such term is used in Statement of Financial Accounting Standard No. 5, issued by the Financial Accounting Standards Board in March 1975, as amended ("FAS NO. 5") which were not adequately provided for on such balance sheets, respectively, as required by FAS No. 5.

EXECUTION COPY - APRIL 29, 2005        9

            (g) ABSENCE OF CHANGES. Since December 31, 2003 or such other date as is specifically provided below, except as set forth in Section 3.1(g) of the Disclosure Schedule, Seller has been operated in the Ordinary Course of Business, and there has not been:

                  (i) since December 31, 2004, any event or other Action (or inaction) that has occurred that could have or could reasonably be expected to have a Material Adverse Effect;

                  (ii) any damage, destruction or loss to any of the Acquired Assets, whether or not covered by insurance, having or which could have a Seller Material Adverse Effect;

                  (iii) any Liability created, assumed, guaranteed or incurred, or any transaction, contract or commitment entered into by Seller other than in the Ordinary Course of Business and consistent with past practice and not otherwise reflected in the Seller Interim Financial Statements;

                  (iv) any payment, discharge or satisfaction of any Encumbrance on any of the Acquired Assets or Liability by Seller or any cancellation by Seller of any debts or claims or any amendment, termination or waiver of any rights of value to Seller other than in the Ordinary Course of Business and consistent with past practice;

                  (v) any declaration, setting aside or payment of any dividend or other distribution of any assets of any kind whatsoever with respect to any shares of the capital stock of Seller or any direct or indirect redemption, purchase or other acquisition of any such shares of the capital stock of Seller;

                  (vi) any license, sale, transfer, pledge, mortgage or other disposition of any tangible or intangible asset (including any IP Rights of Seller) other than in the Ordinary Course of Business and consistent with past practice;

                  (vii) any termination of, or written indication of an intention to terminate or not renew, any contract, license, commitment or other agreement between Seller and any other person;

                  (viii) Since December 31, 2004, any write-down or write-up of the value of any asset of Seller, or any write-off of any accounts receivable or notes receivable of Seller or any portion thereof in any event in excess of $10,000 in the aggregate;

                  (ix) any increase in or modification of compensation payable or to become payable to any Seller Employee to be offered employment by Buyer (a "TRANSFERRED EMPLOYEE") other than in the Ordinary Course of Business and consistent with past practice, or the entering into of any employment contract with any officer or Transferred Employee;

                  (x) any increase in or modification or acceleration of any benefits payable or to become payable under any bonus, pension, severance, insurance or other benefit plan, payment or arrangement (including, but not limited to, the granting of stock

EXECUTION COPY - APRIL 29, 2005        10
      options, restricted stock awards or stock appreciation rights) made to, for or with any Transferred Employee of Seller;

                  (xi) since December 31, 2004, any change in the manner in which Seller extends discounts or credit to customers or offers any incentives to customers other than in the Ordinary Course of Business consistent with past practice;

                  (xii) any termination of employment of any officer or Transferred Employee of Seller or any expression of intention by any officer or Transferred Employee of Seller to resign from such office or employment with Seller;

                  (xiii) since December 31, 2004, any amendments or changes in Seller's governing instruments, including Seller's Articles of Organization or by-laws;

                  (xiv) any labor dispute or any union organizing campaign;

                  (xv) the commencement of any litigation or other Action by or against Seller relating in any manner to Seller;

                  (xvi) except as set forth in the Seller Interim Financial Statements, any entry by Seller into any agreement, understanding, commitment or transaction involving any expense (other than payments of salaries and normal recurring operating lease and equipment lease payments and other operating expenses incurred in the Ordinary Course of Business consistent with past practice) or capital expenditure (since December 31, 2004 as to such capital expenditure), in excess of $25,000 individually or any series of related agreements, understandings, commitments or transactions involving expenses or capital expenditures of Seller in excess of $50,000 in the aggregate; or

                  (xvii) any agreement, understanding, authorization or proposal, whether in writing or otherwise, for Seller to take any of the actions specified in items (i) through (xvi) above.

            (h) TAX MATTERS.

                  (i) Seller and each other corporation or entity (if any) included in any consolidated or combined tax return in which Seller has been included (A) have filed in a timely and proper manner, consistent with applicable laws, all Federal, state and local consolidated or combined tax returns in which Seller has been included and will file, in a timely and proper manner, consistent with applicable laws, all Federal, state and local tax returns and tax reports required to be filed by them ("TAX RETURNS")"with the appropriate governmental agencies in all jurisdictions in which Tax Returns are required to be filed and have timely paid all amounts shown thereon to be due; (B) have paid all Taxes of Seller (or such other corporation or entity) required to have been paid thereby (or such other corporation or entity) before the Effective Time; and (C) currently are not the beneficiary of an extension of time within which to file any Tax Return. "TAXES" mean, with respect to any entity,
      (A) all income taxes (including any tax on or based upon net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits) and all gross receipts, sales, use, ad valorem,

EXECUTION COPY - APRIL 29, 2005        11
      transfer, franchise, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, alternative or add-on minimum taxes, customs duties and other taxes, fees, assessments or charges of any kind whatsoever, together with all interest and penalties, additions to tax and other additional amounts imposed by any taxing authority (domestic or foreign) on such entity and (B) any liability for the payment of any amount of the type described in the immediately preceding clause (A) as a result of being a "transferee" (within the meaning of Section 6901 of the Code or any other applicable law) of another entity or a member of an affiliated or combined group.

                  (ii) All such Tax Returns were correct and complete at the time of filing. . All Taxes of Seller attributable to all taxable periods ending before the Effective Time, to the extent not required to have been previously paid, have been adequately provided for on the Seller Interim Financial Statements and on the books and records of Seller for the period following the date of the Seller Interim Financial Statements to, but not including, the Effective Time. Seller has not been notified by the Internal Revenue Service or any state, local or foreign taxing authority that any issues have been raised (and are currently pending) in connection with any Tax Return, and no waivers of statutes of limitations have been given with respect to Seller that are still in effect.

                  (iii) Except as contested by Seller in good faith and disclosed in Section 3.1(h) of the Disclosure Schedule, any deficiencies asserted or assessments (including interest and penalties) made as a result of any examination by the INTERNAL REVENUE SERVICE" ("IRS") or by any other taxing authorities of any Tax Return have been fully paid or are adequately provided for on the Seller Interim Financial Statements, and on the books and records of Seller for the period following the date of the Seller Interim Financial Statements to, but not including, the Effective Time, and Seller has not received notification that any proposed additional Taxes have been asserted. Seller (i) has not made an election to be treated as a "consenting corporation" under Section 341(f) of the Internal Revenue Code of 1986, as amended, and all rules and regulations promulgated thereunder (the "CODE") or a Subchapter "S" corporation under
      Section 1362 of the Code, (ii) is not a "personal holding company" within the meaning of Section 542 of the Code and (iii) has not been a United States real property holding corporation within the meaning of Section 897(c) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. Seller has not agreed to, nor is it required to, make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise. Seller will not incur a Tax Liability resulting from Seller ceasing to be a member of a consolidated or combined group that had previously filed consolidated, combined or unitary Tax returns.

            (i) TITLE TO ASSETS, PROPERTIES AND RIGHTS AND RELATED MATTERS. Seller has good and valid title to all of the Acquired Assets free and clear of all Encumbrances of any kind or character. The Acquired Assets are in good operating condition and repair (ordinary wear and tear excepted). The Acquired Assets include all assets, properties and interests in properties (real, personal and mixed, tangible and intangible) and all rights, leases, licenses and other agreements necessary or desirable to enable Buyer to carry on the Business in the manner as

EXECUTION COPY - APRIL 29, 2005        12
presently conducted by Seller. None of the assets, properties or rights being retained by Seller is used in, or necessary or desirable for, the operation of the Business as currently conducted.

            (j) REAL PROPERTY - OWNED OR LEASED. Seller does not currently own, nor has it or any of its predecessors ever owned, any real property. Section 3.1(j) of the Disclosure Schedule contains a list and brief description of (i) all real property leased by Seller together with all buildings and other structures and improvements located on such real property used in any way in connection with the operation of the Business (the "LEASED REAL PROPERTY") and
(ii) with respect to each lease covering the Leased Real Property (collectively, the "LEASES"), (A) the name of the lessor, (B) any requirement of consent of the lessor to assignment (including assignment by way of merger or change of control), (C) the termination date of the Lease, (D) notice requirements with respect to termination, (E) the annual rental payment thereunder, and (F) any renewal or purchase terms thereof. Seller is the owner and holder of all the leasehold estates purported to be granted by each Lease, and all Leases are in full force and effect and constitute valid and binding obligations of Seller. Seller has made available to Buyer true and complete copies of all Leases. All improvements included in the Leased Real Property are in good operating condition and repair (ordinary wear and tear excepted) and there does not exist any condition that interferes with the economic value or use of such property and improvements.

            (k) INTELLECTUAL PROPERTY.

                  (i) Set forth in Section 3.1(k)(i) of the Disclosure Schedule is a true and complete list of all of Seller's IP Rights. Seller has good and valid title to, and owns free and clear of all Encumbrances, has the exclusive right to use, sell, transfer, license (or sublicense), transmit, broadcast, deliver (electronically or otherwise) and dispose of, and has the right to bring actions for the infringement of, all IP Rights. For the avoidance of doubt, the IP Rights are not subject to any rights or claim of any third party arising out of services provided by Seller in the conduct of the Business or out of any co-development or other joint development agreement between Seller and a third party. The IP Rights include all Intellectual Property Rights necessary or desirable for the conduct of the Business as proposed by Seller to be conducted after the Closing Date;

                  (ii) The execution, delivery and performance of this Agreement and the Related Agreements and the consummation of the other transactions contemplated hereby or thereby, will not breach, violate or conflict with any instrument or agreement governing any IP Rights, will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any IP Right or impair the right of Seller or Buyer to use, sell, license (or sublicense), transmit, broadcast, deliver (electronically or otherwise) or dispose of, or to bring any action for the infringement of, any IP Right or portion thereof;

                  (iii) There are no royalties, honoraria, fees or other payments payable by Seller to any person by reason of the ownership, use, license (or sublicense), transmission, broadcast, delivery (electronically or otherwise), sale, or disposition of IP Rights;

                  (iv) Except as set forth in Section 3.1.(k)(iv) of the Disclosure Schedule, neither the manufacture, marketing, license (or sublicense), sale, transmission,

EXECUTION COPY - APRIL 29, 2005        13
      delivery (electronically or otherwise), or use of any product or service currently or proposed to be licensed, sold, marketed, transmitted, broadcast, delivered (electronically or otherwise) or used by Seller or currently under development by Seller violates any license (or sublicense) or agreement of Seller with any third party or infringes any common law or statutory rights of any other party, including, without limitation, rights relating to defamation, contractual rights, IP Rights and rights of privacy or publicity; nor, to the knowledge of Seller, is any third party infringing upon, or violating any license (or sublicense), transmission, broadcast, delivery, (electronically or otherwise) or agreement with Seller relating to, any IP Right; and, except as set forth in Section 3.1(k)(iv) of the Disclosure Schedule, there is no pending or threatened claim or litigation contesting the validity, ownership or right to use, manufacture, sell, license (or sublicense), transmit, broadcast, deliver (electronically or otherwise) or dispose of any IP Right, nor is there any basis for any such claim. Except as set forth in Section 3.1(k)(iv) of the Disclosure Schedule, Seller has not received any notice asserting that any IP Right or the proposed use, manufacture, sale, license (or sublicense), transmission, broadcast, delivery (electronically or otherwise) or disposition thereof conflicts or will conflict with the rights of any other party, nor is there any basis for any such assertion;

                  (v) Except as set forth in Section 3.1(k)(v) of the Disclosure Schedule, all works that were created, prepared or delivered by consultants, independent contractors or other third parties for, in partnership with, or on behalf of Seller (including any materials and elements created, prepared or delivered by such parties in connection therewith) (A) are and shall constitute "works made for hire" specially ordered or commissioned by Seller within the meaning of United States' copyright law or (B) have been duly assigned to Seller in writing;

                  (vi) Section 3.1(k)(vi) of the Disclosure Schedule sets forth, for the IP Rights owned by Seller, a complete and accurate list of all United States and foreign (a) Patents; (b) Trademarks (including Internet domain registrations and unregistered Trademarks); and (c) Copyrights (including unregistered copyrights) indicating for each, the applicable jurisdiction, registration number (or application number), and date issued (or date filed);

                  (vii) Section 3.1(k)(vii) of the Disclosure Schedule sets forth a complete and accurate list of all license agreements granting any right to use or practice any rights under any IP Rights, whether Seller is the licensee or licensor thereunder (except for shrink-wrap licenses for off-the-shelf software used by Seller and other licensees identified in
      Section 3.1(l) of the Disclosure Schedule) and any assignments, consents, term, forbearances to sue, judgments, orders, settlements or similar obligations relating to any IP Rights to which Seller is a party or otherwise bound (collectively, the "LICENSE AGREEMENTS"), indicating for each the title, the parties, date executed, whether or not it is exclusive and the Intellectual Property Rights covered thereby. The License Agreements are valid and binding obligations of Seller, enforceable in accordance with their terms, and there exists no event or condition which will result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default by Seller under any such License Agreement;

EXECUTION COPY - APRIL 29, 2005        14

                  (viii) All Trademarks of Seller have been in continuous use by Seller. To the knowledge of Seller, there has been no prior use of such Trademarks by any third party which would confer upon said third party superior rights in such Trademarks;

                  (ix) Section 3.1(k)(ix) of the Disclosure Schedule lists all software or other material that is made generally available to the public under license that does not require the payment of any fees or royalties, including, without limitation, the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), vendor "open source" licenses, BSD licenses and any other similar "free software" or "open source" licenses (collectively, "OPEN SOURCE MATERIALS") and that is used by Seller in any way in connection with the Acquired Assets or the Licensed Software.
      Section 3.1(k)(ix) of the Disclosure Schedule identifies for each Open Source Material the license pursuant to which it is used by Seller and describes the manner in which such Open Source Material is used by Seller, including, without limitation, (i) whether the Open Source Material was modified by Seller; (ii) if the Open Source Materials were modified, the nature of the modification; (iii) the relationship of the Open Source Material to the Acquired Assets or the Licensed Software and other components of the Acquired Assets; and (iv) whether or not Seller distributes any Open Source Materials as part of or in connection with the Acquired Assets. Except as expressly described in Section 3.1(k)(ix) of the Disclosure Schedule, Seller has not: (A) incorporated Open Source Materials into, or combined Open Source Materials with, any of the Acquired Assets or the Licensed Software; or (B) distributed Open Source Materials in conjunction with the Acquired Assets. Further, all of the Open Source Materials used by Seller in connection with the Acquired Assets or the Licensed Software have been used in compliance with the terms of each respective license and in a manner that does not require Seller to: (a) disclose source code for the Acquired Assets (other than the Open Source Materials); (b) distribute any of the Acquired Assets without charge or at a reduced charge; or (c) distribute any of the Acquired Assets under license terms dictated by licensors of the Open Source Materials;

                  (x) Except as set forth in Section 3.1(k)(x) of the Disclosure Schedule, no IP Rights are vested in any third party as a result of any co-development or partnership agreements or activities; and

                  (xi) Section 3.1(k)(xi) of the Disclosure Schedule lists all employees of Seller (past and present) who have executed non-disclosure and assignment of invention agreements in favor of Seller or who were otherwise required to assign IP Rights to Seller.

                  (xii) As used herein, the term "IP RIGHTS" shall mean all intellectual property rights worldwide, including, without limitation, trademarks, service marks, trade names, service names, URLs and Internet domain names and applications therefor (and all interest therein), designs, slogans and general intangibles of like nature, together with all goodwill related to the foregoing (including any registrations and applications for any of the foregoing) (collectively, "TRADEMARKS"); patents (including any registrations, continuations, continuations in part, renewals and applications for any of the foregoing) (collectively, "PATENTS"); copyrights (including any registrations, applications and

EXECUTION COPY - APRIL 29, 2005        15
      renewals for any of the foregoing (collectively, "COPYRIGHTS"); computer programs and other computer software (including, but not limited to the software); databases; technology, trade secrets and other confidential information, know-how, proprietary technology, processes, formulae, algorithms, models, user interfaces, customer lists, inventions, source codes and object codes and methodologies, architecture, structure, display screens, layouts, development tools, instructions, templates, marketing materials, inventions, trade dress, logos and designs and all documentation and media constituting, describing or relating to the foregoing (collectively, "TRADE SECRETS").

            (l) SOFTWARE.

                  (i) Section 3.1(l) of the Disclosure Schedule sets forth a true and complete list of all software programs and applications licensed by Seller from any third party and used by Seller (A) in the operation of the Business, or (B) in the development of any of the Acquired Assets (other than any non-customized and generally commercially available shrink-wrapped software that (1) is so licensed solely in executable or object code form pursuant to a nonexclusive, internal use software license, (2) is not incorporated into any product or service developed, manufactured, marketed or sold by Seller, or used by Seller in the development, manufacturing, provision or distribution of, any product or service, and (3) is generally available on standard terms for less than $5,000 (the "LICENSED SOFTWARE").

                  (ii) The Licensed Software is validly held and used by Seller and may be used by Seller pursuant to the applicable license agreements with respect thereto without the consent of or notice to any third party. Each of the license agreements relating to the Licensed Software are valid and binding obligations, enforceable in accordance with their terms, and there exists no event or condition which will result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default by Seller or the licensor under any such license agreement.

            (m) AGREEMENTS, ETC. Section 3.1(m) of the Disclosure Schedule sets forth a true and complete list of all written or oral contracts, agreements and instruments (and, with respect to any oral contract, agreement or instrument, provides a description of the terms of such contract, agreement or instrument agreements and other instruments) to which Seller is a party or by which it or its properties are bound, including, without limitation, the following:

                  (i) agreements for the development, modification or enhancement of computer software or multimedia products;

                  (ii) distributorship, dealer, sales, advertising, agency, manufacturer's representative, franchise or similar agreements or other agreements relating to the payment of a commission or other fee calculated as or by reference to a percentage of the profits or revenues of Seller or of any business segment of Seller;

                  (iii) joint venture, partnership or other agreements for the sharing of profits;

EXECUTION COPY - APRIL 29, 2005        16

                  (iv) collective bargaining agreements or other agreements with or commitment to any labor union;

                  (v) agreements relating to the future purchase, sale or license of products, material, supplies, equipment or services (other than in the Ordinary Course of Business and which are cancelable by Seller without penalty), requiring payments to or from Seller, or pursuant to which Seller has granted or received manufacturing rights, most favored nations pricing provisions or exclusive marketing or other rights relating to any product, group of products, services, technology, assets or territory;

                  (vi) license (whether as licensor or licensee), sublicense, royalty, permit, or franchise agreements, including, without limitation, agreements pursuant to which Seller licenses any IP Rights to any third party (other than ordinary course licenses to end-users);

                  (vii) employment agreements with any individual currently employed by the Seller ("CURRENT EMPLOYEE") or any other type of agreement, commitment or understanding with any Current Employee;

                  (viii) profit-sharing, bonus, stock option, stock appreciation right, pension, retirement, disability, stock purchase, hospitalization, insurance or similar plans or agreements, formal or informal, providing benefits to any current or former director, officer, employee, agent or consultant;

                  (ix) indentures, mortgages, promissory notes, loan agreements, guarantees or other agreements or commitments for the borrowing of money, for a line of credit or for a leasing transaction of a type required to be capitalized in accordance with Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board;

                  (x) agreements, instruments or other arrangements granting or permitting any Encumbrance on any of the properties, assets or rights of Seller;

                  (xi) leases for real property (whether as lessor or lessee) or any other lease or agreement under which Seller is lessee of or holds or operates any items of tangible personal property owned by any third party;

                  (xii) agreements or commitments for charitable contributions;

                  (xiii) agreements or commitments for capital expenditures;

                  (xiv) agreements or arrangement for the sale of any assets, properties or rights;

                  (xv) agreements which restricts Seller from engaging in any aspect of its business or competing in any line of business in any geographic area;

EXECUTION COPY - APRIL 29, 2005        17

                  (xvi) confidentiality, non-competition, non-solicitation or assignment of inventions agreements with any employee, consultant or contractor;

                  (xvii) source code escrow agreements that cannot be terminated by Seller on thirty (30) days' notice without additional cost to Seller (or licensor) exceeding $10,000;

                  (xviii) agreements with or commitments to third parties exceeding $25,000 (other than normal recurring expenses in the Ordinary Course of Business; under contracts cancelable by Seller without penalty); and

                  (xix) other agreements or commitments that are material to Seller and the conduct of its Ordinary Course of Business.

      Seller has furnished to Buyer true and complete copies of all such agreements listed in Section 3.1(m) of Disclosure Schedule and (x) each such agreement (A) is the legal, valid and binding obligation of Seller, and, to the knowledge of Seller, the legal, valid and binding obligation of each other party thereto, in each case enforceable in accordance with its terms, (B) is in full force and effect and (y) neither Seller nor, to the knowledge of Seller, any other party or parties thereto, is or are in material default thereunder.

            (n) NO DEFAULTS. Seller has performed all of the obligations required to be performed by it to date and is not in default or alleged to be in default under (i) its Articles of Organization or by-laws, (ii) the Assumed Contracts or (iii) any other agreement, lease, license, contract, commitment, instrument or obligation to which it is a party and there exists no event, condition or occurrence which, with or without due notice or lapse of time, or both, would constitute such a default or alleged default by it of any of the foregoing.

            (o) LITIGATION, ETC. There are no (i) actions, suits, claims, investigations or legal or administrative or arbitration proceedings (collectively, "ACTIONS") pending or threatened against Seller nor, to the knowledge of Seller, is there any basis therefor, whether at law or in equity, or before or by any Governmental Authority, (ii) judgments, decrees, injunctions or orders of any Governmental Authority or arbitrator against Seller, or (iii) disputes with customers or vendors of Seller. There are no Actions pending or threatened, nor, to the knowledge of Seller, is there any basis therefor, with respect to (A) any of the Acquired Assets or Assumed Liabilities, (B) the employment by, or association with, Buyer, of any present officers, employees of or consultants to the Seller ("DESIGNATED PERSONS") or (C) the use of any information, techniques or processes presently utilized or proposed to be utilized by Seller or any of the Designated persons, that Buyer or any of the Designated persons are or would be prohibited from using as the result of a violation or breach of, or conflict with any agreements or arrangements between any Designated person and any other person, or any legal considerations applicable to unfair competition, trade secrets or confidential or proprietary information. Seller has delivered to Buyer all documents and correspondence relating to such matters referred to in Section 3.1(o) of Disclosure Schedule (including any correspondence evidencing customer dissatisfaction with Seller or its products or services).

EXECUTION COPY - APRIL 29, 2005        18

            (p) ACCOUNTS AND NOTES RECEIVABLE. All of the accounts receivable and notes receivable owing to Seller being transferred and assigned to Buyer pursuant to this Agreement constitute valid and enforceable claims arising from bona fide transactions in the Ordinary Course of Business, and there are no known or asserted claims, refusals to pay or other rights of set-off against any thereof. There is (i) no account debtor or note debtor that has refused (or, to the knowledge of Seller, threatened to refuse) to pay any obligation to Seller for any reason, (ii) to the knowledge of Seller, no account debtor or note debtor owing an obligation to Seller that is insolvent or bankrupt and (iii) no account receivable or note receivable being transferred and assigned to Buyer which is pledged to any third party by Seller.

            (q) ACCOUNTS AND NOTES PAYABLE. All accounts payable and notes payable by Seller to third parties as of the date hereof arose in the Ordinary Course of Business, are listed in Section 1.3(b) of the Disclosure Schedule and there is no such account payable or note payable delinquent in its payment.

            (r) COMPLIANCE; GOVERNMENTAL AUTHORIZATIONS AND CONSENTS.

                  (i) Schedule 3.1(r)(i) of the Disclosure Schedule contains a true and complete list of each jurisdiction in which Seller is authorized to do business. Seller has complied and is presently in compliance with all Federal, state, local or foreign laws, ordinances, regulations and orders applicable to it (including, without limitation, laws, ordinances, regulations and orders applicable to labor, employment and employment practices, terms and conditions of employment and wages and hours);

                  (ii) Seller has all Federal, state, local and foreign governmental licenses, consents, approvals, authorizations, permits, orders, decrees and other compliance agreements necessary in the conduct of the Business as presently conducted or as proposed to be conducted, such licenses, consents, approvals, authorizations, permits, orders, decrees and other compliance agreements are in full force and effect, no violations are or have been recorded in respect of any thereof and no proceeding is pending or, to the knowledge of Seller, threatened to revoke or limit any thereof; and

                  (iii) Section 3.1(r)(iii) of the Disclosure Schedule contains a true and complete list of all such governmental licenses, consents, approvals, authorizations, permits, orders, decrees and other compliance agreements under which Seller is operating or bound, Seller is not in default or alleged to be in default under any thereof and Seller has furnished to Buyer true and complete copies thereof. None of such licenses, consents, approvals, authorizations, permits, orders, decrees and other compliance agreements shall be affected in any respect by the transactions contemplated hereby or by any of the Related Agreements.

            (s) ENVIRONMENTAL MATTERS.

                  (i) To the knowledge of Seller, Seller has complied with and is in compliance with all Federal, state, local and foreign laws, statutes (civil and criminal), common laws, ordinances, codes, regulations, rules, notices, permits, judgments, requirements, standards, guidelines, judicial and administrative orders and decrees

EXECUTION COPY - APRIL 29, 2005        19
      applicable to it and its properties, assets, operations and businesses relating to pollution, worker and public health and safety, and/or environmental protection ("ENVIRONMENTAL LAWS"), including without limitation Environmental Laws relating to air, water, land and the generation, release, storage, use, handling, transportation, treatment, discharge, disposal or other handling of Wastes, Hazardous Wastes and Hazardous Substances (as such terms are currently defined in any applicable Environmental Law); and

                  (ii) To the knowledge of Seller, Seller does not or will not have any liability in connection with any release of any Hazardous Waste or Hazardous Substance into the environment.

            For purposes hereof, the term Environmental Laws includes, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq., the Clean Air Act, 42 U.S.C. Section 1857 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq., and the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.

            (t) EMPLOYEES.

                  (i) Section 3.1(t) of the Disclosure Schedule identifies all employees and consultants employed or engaged by Seller and sets forth each such individual's rate of pay or annual compensation, primary work location, job title and date of hire. Except as set forth on Section 3.1(t)(i) of the Disclosure Schedule, there are no employment, consulting, severance pay, continuation pay, termination or indemnification agreements or other similar agreements of any nature (whether in writing or not) between Seller and any current or former stockholder, officer, director, employee, or any consultant. No such employment agreement disclosed on
      Section 3.1(t)(i) of the Disclosure Schedule will, as a direct or indirect result of the transactions contemplated hereby, require any payment by Seller or Buyer or any consent or waiver from any stockholder, officer, director, employee or consultant; or result in any change in the nature of any rights or any stockholder, officer, director, employee or consultant, including, but not limited to, any accelerated payments, deemed satisfaction of goals or conditions, new or increased benefits or additional or accelerated vesting. Except as set forth in Section 3.1(t) of the Disclosure Schedule, no individual will as a direct or indirect result of the transactions contemplated hereby, accrue or receive additional benefits, service or accelerated rights to payments under any Employee Plan (as defined in Section 3.1(u)), if any, including the right to receive any parachute payment, as defined in Section 280G of the Code, or become entitled to severance, termination allowance or similar payments that could result in the payment of any such benefits or payments.

                  (ii) Except as set forth in Section 3.1(t)(ii) of the Disclosure Schedule, (A) Seller is not delinquent in payments to any Current Employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to date or amounts required to be reimbursed to such employees, (B) upon termination of the employment of any such employees, neither Seller nor Buyer will by reason of anything done prior to the Closing be liable to any of such employees for so-

EXECUTION COPY - APRIL 29, 2005        20
      called "severance pay" or any other payments, (C) there is no unfair labor practice complaint against Seller pending before the National Labor Relations Board or any comparable Governmental Authority, and none of Seller's policies or practices is currently being audited or, to the knowledge of Seller, investigated by any Federal, state or local government agency, (D) there is no labor strike, dispute, claim, charge, lawsuit, proceeding, labor slowdown or stoppage pending or, to the knowledge of Seller, threatened against or involving Seller, (E) to the knowledge of Seller, no labor union has taken any action with respect to organizing the employees of Seller, (F) neither any grievance nor any arbitration proceeding arising out of or under collective bargaining agreements covering any Current Employee is pending and no claim therefor has been asserted against Seller, and (G) no Current Employee has informed any officer of Seller that such employee will terminate his or her employment or engagement with Seller or Buyer and Seller has no reason to believe that the Current Employees that accept employment with Buyer will not remain employees of Buyer for at least 180 days after the Closing. Except as set forth in Section 3.1(t)(ii) of the Disclosure Schedules, all individuals considered by Seller to be independent contractors that provide any services to Seller are, and could only be reasonably considered to be, in fact "independent contractors" and are not "employees" or "common law employees" for tax, benefits, wage, labor or any other legal purpose.

                  (iii) Neither Seller nor, to the knowledge of Seller, any employee or independent contractor of Seller that provides any services to Seller is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of such employee or independent contractor with Seller or any other party because of the nature of the business conducted or proposed to be conducted by Seller or the execution and delivery of any confidentiality agreement or similar agreement by such employee. No third party has claimed, or, to the knowledge of Seller, has reason to claim that any persons employed by or affiliated with Seller has (A) violated or may be violating the terms or conditions of such person's employment, non-competition or non-disclosure agreement with such third party, (B) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party, or
      (C) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from Seller that suggests that such a claim might be contemplated.

            (u) EMPLOYEE BENEFIT PLANS AND CONTRACTS.

                  (i) Section 3.1(u) of the Disclosure Schedule identifies all "employee benefit plans" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and all bonus, phantom stock, stock appreciation rights, incentive, deferred compensation, retirement or supplemental retirement, severance, golden parachute, vacation, cafeteria, dependent care, medical care, employee assistance program, education or tuition assistance programs, insurance and other similar compensation, fringe or employee benefit plans, programs or arrangements, and any current or former employment or executive compensation or severance agreements, written or otherwise, for the benefit of, or relating to, any present or former Employee of

EXECUTION COPY - APRIL 29, 2005        21

      Seller or any trade or business (whether or not incorporated) which is a member of a controlled group or which is under common control with Seller within the meaning of Section 414 of the Code and the regulations promulgated thereunder (an "ERISA AFFILIATE") and all other written or formal plans or agreements involving direct or indirect compensation (including any employment agreements entered into between Seller and any Employee, but excluding workers' compensation, unemployment compensation, other government-mandated programs and Seller's salary and wage arrangements) currently or previously maintained, contributed to or entered into by Seller, or any ERISA Affiliate for the benefit of any Employee or former Employee under which Seller or any ERISA Affiliate thereof has any present or future obligation or liability (the "EMPLOYEE PLANS"), whether or not such plan or arrangement has been terminated. Seller has provided to Buyer true and complete copies of all Employee Plans (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof, and (where applicable) (A) all summary plan descriptions, summaries of material modifications, and corporate resolutions related to such plans (B) the three most recent determination letters received from the IRS, (C) the three most recent Form 5500 Annual Reports, with all attachments, (D) the most recent audited financial statement and actuarial valuation, and (E) all related agreements, insurance contracts and other agreements which implement each such Employee Plan. Any Employee Plan that individually or collectively would constitute an "employee pension benefit plan", as defined in Section 3(2) of ERISA, but which are not Multiemployer Plans (collectively, the "PENSION PLANS"), are identified as such in Disclosure Schedule. For purposes of Section 3.1(u), "EMPLOYEE"" means any common law employee, consultant or director of Seller who provides or has provided any services to Seller.

                  (ii) Each Employee Plan that is intended to be qualified under
      Section 401(a) of the Code is so qualified and has been so qualified during the period from its adoption to the date hereof, and each trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code, and nothing has occurred which may be expected to cause the loss of such qualification or exemption. There has been no "prohibited transaction," as such term is defined in Section 406 of ERISA and Section 4975 of the Code, with respect to any Employee Plan; there are no claims pending (other than routine claims for benefits) or, to the knowledge of Seller, threatened against any Employee Plan or against the assets of any Employee Plan, nor are there any current or, to the knowledge of Seller, threatened liens on the assets of such plans; all Employee Plans conform to, and in their operation and administration are in all respects in compliance with the requirements prescribed by any and all statutes (including ERISA and the Code), orders, or governmental rules and regulations currently in effect with respect thereto (including all applicable requirements for notification, reporting and disclosure to participants of the Department of Labor or Secretary of the Treasury), and Seller and each of its ERISA Affiliates have performed all obligations required to be performed by them under, are not in default under or violation of, and have no knowledge of any default or violation by any other party to, any of the Employee Plans; all contributions required to be made to any Employee Plan pursuant to Section 412 of the Code, the terms of the Employee Plan or any collective bargaining agreement, have been made on or before their due dates and a reasonable amount has been accrued for contributions to each Employee Plan for the current plan years; the transaction contemplated herein will not directly or indirectly

EXECUTION COPY-APRIL 29, 2005         22
      result in an increase of benefits, acceleration of vesting or acceleration of timing for payment of any benefit to any participant or beneficiary; and Seller has reviewed the fees assessed by all third parties for services provided in relation to any aspect of the operation of each Employee Plan which includes a cash or deferred arrangement under Code section 401(k) and has determined that such fees are reasonable and has fully disclosed the nature and amount of such fees to each participant and beneficiary of such Employee Plan.

                  (iii) No Employee Plan constitutes or since the enactment of ERISA has constituted (A) a "multiemployer plan", as defined in Section 3(37) of ERISA (a "MULTIEMPLOYER PLAN") (B) a plan covered under Title IV of ERISA, or (C) a "multiple employer plan," as defined in Section 413(c) of the Code. Seller has never incurred any material liability under Title IV of ERISA arising in connection with the termination of any Pension Plan or the complete or partial withdrawal from any Multiemployer Plan.

                  (iv) Each Employee Plan which is a "group health plan" (as defined in Section 5000 of the Code) has been maintained in compliance with Section 4980B of the Code and Title I, Subtitle B, Part 6 of ERISA ("COBRA COVERAGE"), and no tax payable on account of Section 4980B of the Code has been or is expected to be incurred with respect to any current or former Employees of Seller. Each Employee Plan which is a group health plan has been maintained in compliance with Section 4980D of the Code and Sections 701 through 707 of ERISA, Title XXII of the Public Health Service Act and the provisions of the Social Security Act, to the extent such requirements are applicable. Each Employee Plan that is subject to Section 1862(b) (1) of the Social Security Act has been operated in compliance with the secondary payor requirements of Section 1862(b)(1) of such Act.

                  (v) All contributions due and payable and all compensation in any form due and payable on or before the Closing Date in respect of any Employee Plan have been made in full and proper form, or adequate accruals in accordance with generally accepted accounting principles have been provided for in the Seller Financial Statements for all other contributions or amounts in respect of the Employee Plans for periods ending on the Closing Date.

                  (vi) Except as set forth on Schedule 3.1(u)(vi) of the Disclosure Schedule no Employee Plan currently or previously maintained by Seller or any of its ERISA Affiliates provides any post-termination health care or life insurance benefits, and neither Seller nor its ERISA Affiliates has any obligations (whether written or real) to provide any post-termination benefits in the future (except for COBRA Coverage).

                  (vii) The consummation of the transactions contemplated by this Agreement will not, except as set forth in Section 3.1(u)(vii) of the Disclosure Schedule, (A) entitle any individual to severance or separation pay, or (B) except as set forth in the relevant Employee Plans, accelerate the time of payment or vesting, or increase the amount, of compensation due to any individual. No payment made or contemplated under any Employee Plan or Benefit Arrangement constitutes an "excess parachute payment" within the meaning of Section 280G of the Code .

EXECUTION COPY-APRIL 29, 2005         23

            (v) INSURANCE. Section 3.1(v) of the Disclosure Schedule contains a list of all policies of liability, theft, fidelity, fire, product liability, errors and omissions, workmen's compensation, indemnification of directors and officers (including tail coverage) and other similar forms of insurance held by Seller (specifying the insurer, the amount of coverage, the type of insurance, the policy number and any pending claims thereunder) and a history of all claims made by Seller thereunder during the three-year period immediately preceding the date of this Agreement, and the status thereof. Seller has not, since its inception, been denied or had revoked or rescinded any policy of insurance.

            (w) BROKERS. Except as set forth in Section 3.1(w) of the Disclosure Schedule, Seller has not, nor have any of its officers, directors, stockholders or employees, employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby.

            (x) RELATED TRANSACTIONS. Except as may be caused by this Agreement, no current or former director, officer or securityholder of Seller that is an Affiliate of Seller or any associate thereof, is now, or has been since the inception of Seller, a party to any transaction with Seller (including, but not limited to, any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or borrowing money from, or otherwise requiring payments to, any such director, officer or affiliated stockholders of Seller or associate thereof), or, to the knowledge of Seller, the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a present or potential competitor, supplier or customer of Seller (other than non-affiliated holdings in publicly-held companies), nor, to the knowledge of Seller, does any such person receive income from any source other than Seller which relates to the business of, or should properly accrue to, Seller.

            (y) MINUTE BOOKS. The minute books of Seller provided to Buyer for review contain a complete recording of all meetings of and actions by their respective directors and stockholders from the time of its incorporation to the date of such review and reflect all actions referred to in such minutes accurately.

            (z) CERTAIN PRACTICES. Neither Seller nor any of its directors, officers' or employees has, directly or indirectly, given or agreed to give any rebate, gift or similar benefit to any supplier, customer, governmental employee or other person who was, is or may be in a position to help or hinder Seller (or assist in connection with any actual or proposed transaction) which (i) could subject Seller or Buyer to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (ii) if not continued in the future, could have an adverse effect on Seller, Buyer or the Business.

            (aa) PROJECTIONS. The most recent projections dated April 5, 2005 relating to the future performance of Seller and the Business (the "PROJECTIONS") delivered to Buyer by Seller and developed by Seller, have been prepared by Seller in good faith based on the best knowledge, information and belief of Seller and the members of Seller's management at the time of the Projections. The basis on which the Projections were made were reasonable when made, and since the date when made there have been no occurrences, developments or facts which would cause Seller to believe either that the Projections are not reasonable or that the

EXECUTION COPY-APRIL 29, 2005         24
assumptions on which they are based are materially incorrect, other than changes proposed in writing to the Projections by Buyer subsequent to April 5, 2005.

            (bb) BUSINESS GENERALLY. There have been no events or transactions, or information that could reasonably be expected to have a Material Adverse Effect, and Seller is not obligated under any contract or agreement or subject to any corporate restriction that could have a Material Adverse Effect.

            (cc) DISCLOSURE. To the knowledge of Seller, neither Section 3.1 of this Agreement (including the Disclosure Schedule) nor any document, written information, statement, financial statement, certificate or exhibit furnished or to be furnished to Buyer by or on behalf of Seller or any Stockholder pursuant hereto, or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements or facts contained herein and therein not misleading in light of the circumstances under which they were made.

      3.2 REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller as follows:

            (a) ORGANIZATION; GOOD STANDING; QUALIFICATION AND POWER. Buyer (i) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and (ii) has all requisite corporate power and authority to enter into this Agreement and each of the Related Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

            (b) AUTHORITY. The execution, delivery and performance by Buyer of this Agreement and each of the Related Agreements to which Buyer is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement and each of the Related Agreements to which Buyer is a party are valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms.

            (c) LITIGATION. There are no Actions pending or, to the knowledge of Buyer, threatened against Buyer, whether at law or in equity, or before or by and Governmental Authority, challenging or seeking to prevent the transactions contemplated by this Agreement.

            (d) BROKERS. Buyer has not, nor have any of its officers, directors, stockholders or employees, employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

      4.1 CONDITIONS TO EACH PARTY'S OBLIGATIONS. The obligations of each party to perform this Agreement and to consummate the transactions contemplated hereby are subject to

EXECUTION COPY-APRIL 29, 2005         25
the satisfaction of the following conditions unless waived (to the extent such conditions can be waived) by all parties hereto:

            (a) APPROVALS. All authorizations, consents, orders or approvals of, or declarations or filings with or expiration of waiting periods imposed by any Governmental Authority necessary for the consummation of the transactions contemplated hereby shall have been obtained or made or shall have occurred.

            (b) LEGAL ACTION. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the transactions contemplated hereby shall have been issued by any Federal or state court or other Governmental Authority and remain in effect.

            (c) LEGISLATION. No Federal, state, local or foreign statute, rule or regulation shall have been enacted which prohibits, restricts or delays the consummation of the transactions contemplated by this Agreement or any of the conditions to the consummation of such transactions.

            (d) PURCHASE PRICE ALLOCATION SCHEDULE. The parties shall have agreed on the allocation of the Purchase Price as described in Section 1.10.

      4.2 ESCROW AGREEMENT. Each of Buyer, Seller, the Escrow Agent, the Indemnification Representative and the stockholders of Seller listed in Schedule
4.2 (the "PRINCIPAL STOCKHOLDERS") shall enter into the Escrow Agreement, in the form of EXHIBIT E attached hereto.

      4.3 ASSIGNMENT OF REAL ESTATE LEASE/KEY LICENSES REQUIRING CONSENT TO ASSIGNMENT. The Seller and Buyer shall have entered into an assignment and assumption agreement for each of the real estate leases, licenses and contracts listed on Schedule 4.3 and shall have obtained the written consent of the other party to such agreement to the assignment of such agreement to Buyer, such consent to be in a form reasonably satisfactory to Buyer.

      4.4 CONDITIONS TO OBLIGATIONS OF BUYER. The obligations of Buyer to perform this Agreement and to consummate the transactions contemplated hereby are subject to the satisfaction of the following conditions unless waived (to the extent such conditions can be waived) by Buyer.

            (a) REPRESENTATIONS AND WARRANTIES OF SELLER. Buyer shall have received a certificate signed by the President or Chief Executive Officer of Seller to the effect that the representations and warranties of Seller set forth in Sections 3.1 hereof are true and correct in all material respects (except for any representation or warranty that by its terms is qualified by materiality, in which case it shall be true and correct in all respects) as of the Closing Date.

            (b) PERFORMANCE OF OBLIGATIONS OF SELLER. Buyer shall have received a certificate signed by the President or Chief Executive Officer of Seller to the effect that (A) Seller has performed the obligations required to be performed by it under this Agreement prior to or as of the Closing Date, and (B) that the Transaction Liabilities are no greater than set forth on Schedule 1.3(c) and setting forth the actual amounts thereof.

EXECUTION COPY-APRIL 29, 2005         26

            (c) AUTHORIZATION OF AGREEMENT. All actions necessary to authorize the execution, delivery and performance of this Agreement and the Related Agreements by Seller and the consummation of the transactions contemplated hereby and thereby shall have been duly and validly taken by the Board of Directors and the stockholders of Seller, and Seller shall have full power and right to effect the transactions contemplated hereby and thereby on the terms provided herein and therein.

            (d) ACCEPTANCE BY COUNSEL TO BUYER. The form and substance of all legal matters contemplated hereby and of all documents or instruments delivered hereunder shall be reasonably acceptable to Buyer's counsel.

            (e) CONSENTS AND APPROVALS. Buyer shall have received duly executed copies of all consents and approvals contemplated by this Agreement or the Disclosure Schedule, in form and substance reasonably satisfactory to Buyer.

            (f) RELATED AGREEMENTS. Each of the Related Agreements shall be in full force and effect as of the Closing Date and become effective in accordance with the respective terms thereof and the actions required to be taken thereunder by the parties thereto immediately prior to the Closing Date shall have been taken, and each person or entity who or which is required or contemplated by the parties hereto to be a party to any Related Agreement who or which did not theretofore enter into such Related Agreement execute and deliver such Related Agreement.

            (g) DEFAULT UNDER AGREEMENTS. The consummation of the transactions contemplated hereby shall not cause Seller to be in default under any material contract relating to any of the Acquired Assets.

            (h) APPROVAL BY BOARD OF DIRECTORS OF BUYER. This Agreement, all agreements related and the Related Agreements and the transaction contemplated hereby and thereby shall have been approved by the Board of Directors of Buyer.

            (i) EVIDENCE OF CORPORATE AUTHORITY. Seller shall have delivered (A) a certificate of the Secretary or an Assistant Secretary of Seller, dated as of the Closing Date, certifying as to (i) the attached true and correct copies of the Articles of Organization and by-laws of Seller, (ii) the incumbency of the officers executing this Agreement and the Related Agreements on behalf of Seller and (iii) the attached true and correct copies of resolutions of the board of directors and stockholders of Seller authorizing and approving the execution, delivery and performance of this Agreement and the Related Agreements and the transactions contemplated hereby and thereby, and the acts of the officers of Seller in carrying out the terms and provisions hereof; and (B) certificates of good standing from the Secretary of State of the Commonwealth of Massachusetts and of each jurisdiction in which it is qualified to do business as identified on Section 3.1(a) to the Disclosure Schedule dated within five (5) days of the Closing Date.

            (j) KEY EMPLOYEES AND OTHER TRANSFERRED EMPLOYEES. Each key employee listed on Schedule 4.4(j) (each a "KEY EMPLOYEE") shall have accepted employment with Buyer, subject to consummation of the Closing, and shall have executed a Non-

EXECUTION COPY-APRIL 29, 2005         27

Competition, Non-Disclosure and Assignment of Inventions agreement in the form attached hereto as EXHIBIT D-1. At least two-thirds of all other Transferred Employees shall accept employment with the Buyer, subject to consummation of the Closing, and shall have executed a Non-Disclosure and Assignment of Inventions Agreement in the form attached hereto as EXHIBIT D-2.

            (k) CHANGE OF NAME. Seller shall deliver to Buyer immediately prior to the Closing properly executed Articles of Amendment to be filed with the Massachusetts Secretary of State changing the name of the Seller from "EasyAsk, Inc." to a name not containing the words "EasyAsk" or any similar phrase.

            (l) COMPLETION OF INVESTIGATION. Buyer shall have completed its due diligence investigation of Seller and shall have been reasonably satisfied with the results of such investigation; provided, however, that such due diligence shall not waive any obligations of Seller under representations, warranties or covenants of this Agreement.

            (m) NO ADVERSE CHANGE. No change shall have occurred or be threatened regarding Seller or the Business which could or could be reasonably likely to have a Material Adverse Effect.

            (n) STOCKHOLDER VOTING AGREEMENTS. The Seller shall have delivered to the Buyer simultaneously with the execution of this Agreement the properly executed stockholder voting agreements (the "STOCKHOLDER VOTING AGREEMENTS") of the stockholders of Seller listed on Schedule 4.4(n) in the form attached hereto as EXHIBIT F attached hereto.

      4.5 CONDITIONS TO OBLIGATIONS OF SELLER. The obligations of Seller to perform this Agreement and to consummate the transactions contemplated hereby are subject to the satisfaction of the following conditions unless waived (to the extent such conditions can be waived) by Seller:

            (a) REPRESENTATIONS AND WARRANTIES OF BUYER. Seller shall have received a certificate signed by an officer of Buyer to the effect that the representations and warranties of Buyer set forth in Section 3.2 hereof are true and correct in all material respects (except for any representation or warranty that by its terms is qualified by materiality, in which case it shall be true and correct in all respects).

            (b) PERFORMANCE OF OBLIGATIONS OF BUYER. Seller shall have received a certificate signed by an officer of Buyer to the effect that Buyer has performed in all material respects its obligations required to be performed by it under this Agreement prior to or as of the Closing Date.

            (c) RELATED AGREEMENTS. Buyer shall have executed and delivered the Related Agreements to which it is a party.

            (d) CLOSING CASH PAYMENT. Buyer shall have delivered the Closing Cash Payment to Seller by means of a wire transfer to an account designated in writing by Seller.

EXECUTION COPY-APRIL 29, 2005         28

            (e) EVIDENCE OF CORPORATE AUTHORITY. Buyer shall have delivered (A) a certificate of the Secretary or an Assistant Secretary of Buyer dated as of the Closing Date, certifying as to (i) the attached true and correct copies of the Articles of Organization and by-laws of Buyer, (ii) the incumbency of the officers executing this Agreement and the Related Agreements on behalf of Buyer and (iii) the attached true and correct copies of resolutions of the board of directors of Buyer authorizing and approving the execution, delivery and performance of this Agreement and the Related Agreements and the transactions contemplated hereby and thereby, and the acts of the officers of Buyer in carrying out the terms and provisions hereof; and (B) a certificate of good standing from the Secretary of State of the Commonwealth of Massachusetts dated within five (5) days of the Closing Date.

            (f) ACCEPTANCE BY COUNSEL TO SELLER. The form and substance of all legal matters contemplated hereby and of all documents or instruments delivered hereunder shall be reasonably acceptable to Seller's counsel.

            (g) AUTHORIZATION OF AGREEMENT. All actions necessary to authorize the execution, delivery and performance of this Agreement and the Related Agreements by Seller and the consummation of the transactions contemplated hereby and thereby shall have been duly and validly taken by the Board of Directors and the stockholders of Seller, and Seller shall have full power and right to effect the transactions contemplated hereby and thereby on the terms provided herein and therein.

            (h) APPROVAL BY BOARD OF DIRECTORS OF BUYER. This Agreement, all agreements related and the Related Agreements and the transaction contemplated hereby and thereby shall have been approved by the Board of Directors of Buyer.

            (i) KEY EMPLOYEES AND OTHER TRANSFERRED EMPLOYEES. Buyer shall have offered each Key Employee and Transferred Employee employment with the Buyer and each Key Employee shall have accepted employment with Buyer, subject to consummation of the Closing. Each Key Employee and Transferred Employee shall have executed a release in form reasonably requested by Seller releasing Seller from all claims relating to such individual's employment by Seller.

                                    ARTICLE V
                              ADDITIONAL AGREEMENTS

      5.1 CONDUCT OF BUSINESS OF SELLER. Seller covenants and agrees that, during the period between the date hereof and the Closing, unless Buyer shall otherwise agree in writing, the business of Seller shall be conducted in, and Seller shall not take any action except in, the Ordinary Course of Business and in a manner consistent with past practice; and Seller shall use commercially reasonable efforts to preserve intact its business organization, to keep available the services of the current officers, employees and consultants of Seller; and to preserve the current relationships of Seller with customers, suppliers and other persons with which Seller has significant business relations. Without limiting the foregoing, Seller shall not, directly or indirectly do, or propose to do, any of the following without prior written consent of Buyer, with it being understood that each of such clauses below shall constitute an independent obligation of Seller, not qualified by any other such clause:

EXECUTION COPY-APRIL 29, 2005         29

            (a) CHARTER DOCUMENTS. Cause or permit any amendments to its Articles of Organization or by-laws;

            (b) DIVIDENDS; CHANGES IN CAPITAL STOCK. Declare or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitutions for shares of its capital stock, or repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock;

            (c) STOCK OPTION PLANS, ETC. Except with respect to grants already outstanding pursuant to the existing terms thereof, accelerate, amend or change the period of exercisability or vesting of options or other rights granted under any Seller stock option plan, establish any new or additional stock option plan, or amend any Seller stock option plan, or grant any options, warrants or other rights to acquire shares of Company securities;

            (d) MATERIAL CONTRACTS. Enter into any material contract or commitment (other than as required in the Ordinary Course of Business), or violate, amend or otherwise modify or waive (other than as required in the Ordinary Course of Business) any of the terms of any agreements, understandings, instruments or contracts which are material to the business of Seller as currently conducted and as proposed to be conducted;

            (e) ISSUANCE OF SECURITIES. Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or propose the purchase of, any shares of its capital stock or securities or other instruments convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible instruments or securities;

            (f) INTELLECTUAL PROPERTY.

                  (i) Sell, license, assign or transfer any IP Rights of Seller to any other person other than Buyer, or encumber any IP Rights of Seller;

                  (ii) License, or otherwise acquire any IP Rights from any third party;

            (g) DISPOSITIONS. Sell, lease, license or otherwise dispose of or encumber any of its properties or assets which are material, individually or in the aggregate, taken as a whole;

            (h) INDEBTEDNESS. Except for purchase orders or commitments entered into in the Ordinary Course of Business, incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of others;

            (i) LEASES. Enter into operating leases;

            (j) CAPITAL EXPENDITURES. Make any capital expenditures, capital additions or capital improvements except in the Ordinary Course of Business and consistent with past practice;

EXECUTION COPY-APRIL 29, 2005         30

            (k) INSURANCE. Materially reduce the amount of any material insurance coverage provided by existing insurance policies;

            (l) TERMINATION OR WAIVER. Terminate or waive any right of substantial value, other than in the Ordinary Course of Business;

            (m) EMPLOYEE BENEFIT PLANS; NEW HIRES; PAY INCREASES. Adopt or amend any employee benefit or stock purchase or option plan, pay any special bonuses or special remuneration to any employee or director (other than pre-existing obligations), or increase the salaries, bonuses or wage rates of its employees;

            (n) SEVERANCE AGREEMENT. Except with respect to stock option grants already outstanding pursuant to the existing terms thereof, adopt or approve any severance, bonus or benefit acceleration arrangements (whether individually or more broadly) that could be triggered as a result of the consummation of the transactions contemplated by this Agreement;

            (o) LAWSUITS. Commence a lawsuit other than (i) for the routine collection of bills, or (ii) in such cases where it in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business, provided that it consults with Buyer prior to the filing of such a suit;

            (p) ACQUISITIONS. Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;

            (q) TAXES. Make or change any election in respect of Taxes, adopt or change any accounting method in respect of Taxes, enter into any closing agreement, settle any claim or assessment on respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;

            (r) NOTICES. Fail to give any notices and other information required to be given to the employees of Seller, any collective bargaining unit representing any group of employees of Seller, or any applicable government authority under the WARN Act, the National Labor Relations Act, the Code, COBRA, or other applicable law in connection with the transactions provided for in this Agreement;

            (s) REVALUATION. Revalue any of its assets, including writing down the value of inventory or writing off notes or accounts receivable other than in the Ordinary Course of Business;

            (t) OTHER TRANSACTIONS. Merge or consolidate with any entity or liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction;

            (u) CONFIDENTIALITY AGREEMENTS. Hire or retain, or continue to retain or employ, any employee or consultant having access to confidential or proprietary information of Seller unless such employee or consultant enters into, or has entered into, a confidentiality and proprietary information agreement with Seller in the form previously provided to Buyer, or

EXECUTION COPY-APRIL 29, 2005         31
amend or otherwise modify, or grant a waiver under, any such confidentiality or proprietary information agreement with any such person;

            (v) RELATED PARTY TRANSACTIONS. Enter into or be a party to any transaction with any director, officer, employee, consultant, significant stockholder, family member of any such person, corporation or other entity of which any such person beneficially owns 10% or more of the equity interests or has 10% or more of the voting power, or subsidiary or affiliate of Seller except as previously approved by Seller's board of directors and disclosed on Schedule 5.1(v) and except in the Ordinary Course of Business and pursuant to reasonable requirements of Seller's business and upon terms that are fair and reasonable to Seller as approved by Seller's board of directors;

            (w) SUBSIDIARIES. Permit any subsidiary of Seller to take any action from which Seller would be prohibited pursuant to this Article V;

            (x) PRINCIPAL BUSINESS. Engage in any business other than the Business;

            (y) GENERAL. Authorize, commit to, agree to take, or permit to occur any of the foregoing actions.

      5.2 COOPERATION. Seller covenants and agrees that, during the period between the date hereof and the Closing, Seller shall:

            (a) Promptly inform Buyer in writing of any material breaches of the representations and warranties contained in Section 3.1 or any material breach of any covenant hereunder by Seller;

            (b) Cooperate with Buyer and use its best efforts to cause the conditions to Buyer's obligation to close to be satisfied;

            (c) Upon reasonable notice, provide to Buyer (and its representatives) reasonable access to all information and documents which Buyer may reasonably request regarding the business, assets, liabilities, employees and other aspects of Seller; provided, however, that no investigation pursuant to this subsection (c) shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto.

      5.3 EXCLUSIVITY; STANDSTILL. From the date of this Agreement through May 12, 2005 (subject to reasonable daily extensions at Buyer's option thereafter due to any delay by Seller in completing all conditions to closing), Seller will refrain from, directly or indirectly, including through any officer, director, agent, representative or otherwise (collectively "REPRESENTATIVES"), and will cause its Representatives to refrain from, (i) soliciting, initiating, encouraging or accepting any other inquiries, proposals or offers from any person or entity relating to any transaction for the purchase of all or any significant portion of the capital stock or a material portion of the assets of Seller, (x) to enter into any business combination with Seller or (y) to enter into any other extraordinary business transaction involving or otherwise relating to Seller or any assets owned or licensed by Seller, or (ii) participating in any discussions, conversations, negotiations or other communications with any other person or entity regarding

EXECUTION COPY-APRIL 29, 2005         32
any of the foregoing, other than to inform any such third party of Seller's obligation not to participate in any such discussions or conversations. Seller agrees to promptly inform or cause its Representatives to inform Buyer in reasonable detail (including the proposed purchase price and a description of the principal terms of such proposal and a copy thereof, if in writing), within twenty-four (24) hours of its receipt of such offer. Any violation of the foregoing restrictions by any of the Representatives, whether such Representative is purporting to act on behalf of Seller or otherwise, shall be deemed to be a material breach of this Agreement by Seller.

      5.4 CERTAIN INFORMATION REQUIRED BY THE CODE. Seller shall furnish Buyer with any information required pursuant to Section 1060(e) of the Code at such time and in such manner as Buyer may request in order to comply with Section 1060(e) and any regulations promulgated thereunder.

      5.5 LITIGATION COOPERATION. If a party hereto shall become engaged in or participate in any investigation, claim, litigation, arbitration, mediation, or other proceeding with any third party relating in any way to the Acquired Assets, the Assumed Liabilities or the Excluded Liabilities, the other parties shall cooperate in all reasonable respects with such party in connection therewith, including, without limitation, making available to such parties, without cost, all relevant records and using its best efforts to make available to the other the then employees of the parties or their Affiliates who may be helpful with respect to such claim or litigation.

      5.6 RECORD MAINTENANCE. Each party shall, in connection with the preparation by the others of tax and financial reporting matters and other bona fide business purposes, for a period of five (5) years from the Closing Date afford to the other parties and their representatives the opportunity, upon reasonable advance notice, to examine and make copies of the books and records of the other, or portions thereof, which relate to Seller for any period prior to the Closing, except to the extent that such access is precluded pursuant to the provisions of a confidentiality agreement between such party and another person that is not an Affiliate of such party or is otherwise precluded by law, and shall maintain such records for a period of five (5) years from the date hereof; provided, that any party may destroy any record which was first offered to the other parties and not claimed or picked up by one or more of the other parties within thirty (30) days, and shall not destroy any record without first providing the other parties at least thirty (30) days' prior written notice of its intent to destroy such record.

      5.7 SELLER STOCKHOLDER APPROVAL; EFFORTS TO CONSUMMATE. Seller will take, in accordance with applicable law and its articles of organization and bylaws, all action necessary to convene a meeting of stockholders of Seller as promptly as practicable after the date of this Agreement is declared effective to consider and vote upon the approval of this Agreement and such other matters as may be appropriate. The parties hereto shall use all commercially reasonable efforts to do or cause to be done all such acts and things as may be necessary, proper or advisable, consistent with all applicable laws and regulations, to consummate and make effective the transactions contemplated hereby. In particular, each party hereto shall use all commercially reasonable efforts to cause all of its managers, officers and directors to support the transactions contemplated hereby and to take all actions and execute all documents reasonably requested by the other parties hereto to carry out the intent of the parties with respect to the transactions contemplated hereby.

EXECUTION COPY-APRIL 29, 2005         33

      5.8 PUBLIC ANNOUNCEMENTS. Except for the disclosure (if any) required by any law to which a party is subject, the timing and content of all press releases and public statements prior to and including the Closing Date (including the press release announcing the consummation of the transaction) concerning the transactions contemplated hereby shall be by mutual agreement of Buyer and Seller. However, the parties recognize that Buyer is a publicly held company that is obligated under the federal securities laws to make disclosures of material events affecting it. Consequently, if advised by counsel that Buyer is required to make such announcement under Federal or state securities laws prior to the Closing, Buyer may make such announcement but will notify Seller in advance of the proposed disclosure and consider any reasonable request of the Seller as to minimize the disclosure of any confidential matters to the extent allowed by law as determined by Buyer and its counsel in their discretion. Buyer agrees promptly to inform Seller of such advice by counsel and, if practicable, to give Seller an opportunity to comment upon the form of any required announcement.

      5.9 EMPLOYMENT MATTERS. Seller shall, in accordance with all applicable law, pay to each employee all wages, salaries, bonuses and commissions earned through the Closing Date, compensate each such non Transferred-Employee for all accrued and unused vacation days, reimburse each Current Employee for all reimbursable expenses incurred by him or her through the Closing Date and make such other payments as may be required by applicable law to the Current Employees as of such date. Seller shall accept sole and exclusive responsibility for the disposition of any employee who is or was terminated on or prior to the Closing or who does not accept employment with Buyer including, without limitation, any obligation to offer and provide COBRA continuation coverage for health insurance to such individual and his or her spouse and dependents, if any.

      5.10 TRANSFER TAXES. Seller shall pay all Taxes, if any, incurred as a result of the transfer of the Acquired Assets hereunder.

      5.11 REQUIRED CONSENTS; SUBSEQUENT EVENTS.

            (a) Notwithstanding anything in this Agreement or in the Bill of Sale, Assignment and Assumption Agreement to the contrary, neither this Agreement nor the Bill of Sale, Assignment and Assumption Agreement shall constitute an agreement to assign or otherwise transfer any of the Assumed Contracts, or any rights thereunder, if an attempted assignment or transfer thereof would constitute a breach thereof or would be ineffective, in either case without the consent of a third party to such assignment or transfer, or would violate any applicable law; provided, however, that this provision shall not be deemed to modify in any respect any of Seller's representations or warranties set forth herein or the conditions to Buyer's or Buyer's obligations contained in Article V hereof.

            (b) If any such consent has not been obtained as of the Closing Date and Buyer nevertheless determines to proceed with the Closing, Seller shall continue to use its best efforts to obtain such consent after the Closing. In such circumstances, until such consent has been obtained, Buyer shall use all commercially reasonable efforts to perform in Seller's name and, in respect of the incremental costs incurred by Buyer in performing in Seller's name, at Seller's expense, all of Seller's obligations with respect to each Assumed Contract for which any such consent has not been obtained; provided, however, that Buyer shall not be required to take

EXECUTION COPY-APRIL 29, 2005         34
any action in performing such obligations which, in Buyer's reasonable judgment, would subject Buyer to any Liability or an unreasonable risk of incurring any Liability.

            (c) If any Assumed Contracts are not transferred to Buyer at the Closing pursuant to this Section 5.11, Seller shall cooperate with Buyer in any reasonable arrangement designed to provide for Buyer all of the benefits of, and to have Buyer assume the burdens, liabilities, obligations and expenses expressly assumed by Buyer hereunder with respect to, all such Assumed Contracts. At Buyer's request, Seller shall take all reasonable actions requested by Buyer to enforce for the benefit of Buyer any and all rights of Seller with respect to any such Assumed Contract that is not otherwise transferred pursuant to the provisions of this Agreement. Seller hereby authorizes Buyer to perform all of Seller's obligations after the Closing with respect to all such Assumed Contracts and hereby grants to Buyer a power of attorney to act in the name of Seller with respect thereto. Such power of attorney shall be coupled with an interest and shall be irrevocable. Seller agrees to remit promptly to Buyer all collections or payments received by Seller in respect of all such Assumed Contracts, and shall hold all such collections or payments in trust for the benefit of, and promptly pay the same over to, Buyer; provided, however, that nothing herein shall create or provide any rights or benefits in or to third parties.

            (d) If, subsequent to the Closing, a claim brought by any party challenging any of the transactions contemplated hereby results in any ruling or order which has the result of frustrating in a material way the transfer of any of the Acquired Assets hereunder to Buyer or Buyer's use thereof pursuant to the applicable transfer and licensing provisions contained herein, Seller shall cooperate with Buyer in any reasonable arrangement designed to give Buyer, as nearly as possible, the same economic benefits, and to have Buyer assume the same burdens, liabilities, obligations and expenses, as if such transfer or license had been consummated in accordance with the provisions hereof.

                                   ARTICLE VI
                                 INDEMNIFICATION

      6.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

            (a) "EVENT OF INDEMNIFICATION" means the following:

                  (i) with respect to the Buyer Indemnified Persons (a "BUYER EVENT OF INDEMNIFICATION"),

                        (A) the breach by Seller of any representation or
                  warranty contained in Section 3.1 of this Agreement, any Related Agreement or any document delivered in connection herewith or therewith;

                        (B) except for any breach described in Section
                  6.1(a)(i)(A) above, the breach of any agreement or covenant of Seller contained in this Agreement, any Related Agreement or any document delivered in connection herewith or therewith;

EXECUTION COPY-APRIL 29, 2005         35

                        (C) any claim, demand, Liability or obligation of any
                  nature whatsoever based upon, arising out of or related to the Excluded Liabilities; and

                        (D) any claim, demand, Liability or obligation of any
                  nature whatsoever related to or resulting from the termination by Seller of the Current Employees.

                  (ii) with respect to the Seller Indemnified Persons (a "SELLER EVENT OF INDEMNIFICATION"),

                        (A) the breach by Buyer of any representation or
                  warranty contained in Section 3.2 of this Agreement, any Related Agreement or any document delivered in connection herewith or therewith;

                        (B) the breach of any agreement or covenant of Buyer
                  contained in this Agreement, any Related Agreement or any document delivered in connection herewith or therewith; and

                        (C) any claim, demand, Liability or obligation of any
                  nature whatsoever based upon, arising out of or related to the Assumed Liabilities.

            (b) "INDEMNIFIED PERSONS" means and includes:

                  (i) with respect to a Buyer Event of Indemnification, Buyer and its Affiliates, successors and assigns, and the respective officers and directors of each of the foregoing (the "BUYER INDEMNIFIED PERSONS"); or

                  (ii) with respect to a Seller Event of Indemnification, Seller, its Affiliates, successors and assigns, and the respective officers and directors of each of the foregoing (the "SELLER INDEMNIFIED PERSONS").

            (c) "INDEMNIFYING PERSONS" means and includes:

                  (i) with respect to a Buyer Event of Indemnification, Seller and its successors and permitted assigns and the Principal Stockholders (the "SELLER INDEMNIFYING PERSONS"); or

                  (ii) with respect to a Seller Event of Indemnification, Buyer and its successors and permitted assigns (the "BUYER INDEMNIFYING PERSONS").

      6.2 INDEMNIFICATION GENERALLY.

            (a) The Indemnifying Persons shall indemnify the Indemnified Persons from and against any and all losses, demands, actions or causes of action, suits, proceedings, investigations, arbitrations, claims, shortages, damages, liabilities (contingent or otherwise), payments, obligations, expenses (including reasonable attorneys', accountants', consultants' and

EXECUTION COPY-APRIL 29, 2005         36
expert witnesses' fees), assessments and Taxes (including interest or penalties thereon) sustained, suffered or incurred by any Indemnified Person arising from or in connection with any such matter that is the subject of indemnification under Section 6.2 hereof ("LOSSES") arising from or in connection with any Event of Indemnification.

            (b) Subject to the provisions of Section 6.2(e), all Losses with respect to a Buyer Event of Indemnification described in Section 6.1(a)(i) shall be asserted against and satisfied solely from the Escrow Funds (as defined in the Escrow Agreement), unless such Loss is caused by a breach of the representations and warranties made by the Seller in Sections 3.1(a) -(d), (h),
(i), (k) or (l), in which event such indemnification shall be limited to the Closing Cash Payment.

            (c) Subject to the provisions of Section 6.2(e), no indemnification shall be payable to a Buyer Indemnified Person until the aggregate amount of Losses related solely to those incurred by all Buyer Indemnified Persons as a result of a Buyer Event of Indemnification described in Section 6.1(a)(i)(A) exceeds $100,000, whereupon the Buyer Indemnified Persons shall be entitled to receive the full amount of all Losses (including the first $100,000 of such Losses); provided, however, with respect to any breach of the representations and warranties set forth in Section 3.1(e), no indemnification shall be payable to a Buyer Indemnified Person until the aggregate amount of Losses, exceeds $20,000, whereupon the Buyer Indemnified Persons shall be entitled to receive the full amount of all Losses (including the first $20,000 of such Losses).

            (d) The maximum aggregate liability of the Buyer Indemnifying Persons pursuant to this Article VI with respect to Losses resulting from all Seller Events of Indemnification described in Section 6.1(a)(ii) shall be the amount of the Escrow Funds.

            (e) Notwithstanding any of the foregoing, nothing contained in this Agreement shall in any way limit, impair, modify or otherwise affect the rights of the Indemnified Persons nor shall there be any limitation of liability of Indemnifying Persons, nor shall the provisions of Sections 6.2(b) or 6.2(c) apply, in connection with any of such rights of the Indemnified Persons (1) to bring any claim, demand, suit or cause of action otherwise available to the Indemnified Persons based upon (i) any allegation or allegations that Seller had an intent to defraud or made a willful or intentional misrepresentation or willful omission of a material fact in connection with this Agreement or any Related Agreement and the transactions contemplated hereby or thereby ("FRAUD CLAIMS"), or (ii) any Buyer Event of Indemnification described in Section 6.1(a)(i) (B), (C), or (D),, or (2) to enforce any judgment of a court of competent jurisdiction in connection with any claim, demand, suit or cause of action described in clause (1) of this Section 6.2(e) or (3) arising out of the breach of any of the covenants or agreements contained in any of the Related Agreements

            (f) The parties agree that payment pursuant to an indemnification obligation under this Article VI shall be treated for federal income tax purposes as an adjustment to the Purchase Price.

      6.3 ASSERTION OF CLAIMS. To bring a claim for indemnification under this
Article VI, the Indemnified Person shall give the appropriate Indemnifying Person(s) (a) written notice of

EXECUTION COPY-APRIL 29, 2005         37
the existence of any such claim, specifying the nature and basis of such claim and the amount thereof, to the extent known, or (b) written notice pursuant to
Section 6.4 of any Third Party Claim, the existence of which might give rise to such a claim (each, a "NOTICE OF CLAIM") as promptly as practicable after becoming aware of such claim, but the failure so to provide such Notice of Claim will not relieve the Indemnifying Person(s) from any liability which they may have to the Indemnified Persons under this Agreement or otherwise (unless and only to the extent that such failure results in the loss or compromise in any material respect of any material rights or defenses of the Indemnifying Persons and the Indemnifying Persons were not otherwise aware of such action or claim). Notwithstanding the foregoing, no claim shall be brought under Section 6.2 hereof with respect to a breach of a representation or warranty unless the Indemnified Persons, or any of them, at any time prior to the applicable Survival Date (as defined in Section 6.5 hereof), give the Indemnifying Persons a Notice of Claim. Upon the giving of such written notice as aforesaid, the Indemnified Persons, or any of them, shall have the right to commence legal proceedings prior or subsequent to the Survival Date for the enforcement of their rights under Section 6.2 hereof.

      6.4 NOTICE AND DEFENSE OF THIRD PARTY CLAIMS. Losses resulting from the assertion of liability by third parties (each, a "THIRD PARTY CLAIM") shall be subject to the following terms and conditions:

            (a) The Indemnified Persons shall promptly give written notice to the Indemnifying Persons of any Third Party Claim that might give rise to any Loss by the Indemnified Persons, stating the nature and basis of such Third Party Claim, and the amount thereof to the extent known. Such notice shall be accompanied by copies of all relevant documentation with respect to such Third Party Claim, including, without limitation, any summons, complaint or other pleading that may have been served, any written demand or any other document or instrument. Notwithstanding the foregoing, the failure to provide notice as aforesaid will not relieve the Indemnifying Persons from any liability which they may have to the Indemnified Persons under this Agreement or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any rights or defenses of the Indemnifying Person and they were not otherwise aware of such action or claim).

            (b) Upon receipt of notice of the Third Party Claim, the Indemnifying Person shall then have thirty (30) days to advise the Indemnified Person whether the Indemnifying Person accepts the defense of such claim, and the Indemnifying Person shall have no obligation to the Indemnified Person for legal fees incurred by the Indemnified Person after the date of any assumption of the defense by the Indemnifying Person; provided, that notwithstanding the foregoing, Buyer shall have the right to control the defense of any claim which seeks any equitable relief or permanent or temporary injunction against any aspect of Buyer's or Buyer's business or operations.

            (c) If the Indemnifying Person determines to accept the defense of such Third Party Claim, (i) it shall defend such Third Party Claim with counsel of its own choice and at its own expense, and (ii) the Indemnified Person shall have the right to be represented by its own counsel at its own expense, its participation to be subject to reasonable direction of counsel for the Indemnifying Person. If the Indemnifying Person fails to undertake the defense of or settle or pay any such Third Party Claim within thirty (30) days after the Indemnified Person has given

EXECUTION COPY-APRIL 29, 2005         38
written notice to the Indemnifying Person of the claim, or if the Indemnifying Person, after having given such notification to the Indemnified Person, fails within thirty (30) days, or at any time thereafter, to defend to the reasonable satisfaction of the Indemnified Person, settle or pay such claim, then the Indemnified Person may take any and all necessary action to dispose of such claim; provided, however, that in no event shall the Indemnified Person settle such claim without the prior consent of the Indemnifying Person in accordance with clause (d) below.

            (d) In the event the Indemnified Person desires to settle any Third Party Claim, the defense of which has not been assumed by the Indemnifying Person, the Indemnified Person shall advise the Indemnifying Person in writing of the amount it proposes to pay in settlement thereof (the "PROPOSED SETTLEMENT"). The Indemnifying Person shall have twenty (20) days after the Indemnifying Person's receipt of the notice of the Proposed Settlement to advise the Indemnified Person whether it accepts the Proposed Settlement. If the Indemnifying Person notifies the Indemnified Person that it accepts the Proposed Settlement, the Indemnified Person may offer the Proposed Settlement to the third party making the claim. If, after approval by the Indemnifying Person, the Proposed Settlement is not accepted by the party making such claim, any new Proposed Settlement figure which the Indemnified Person may wish to present to the party making such claim shall again first be presented to the Indemnifying Person in accordance with the provisions of this clause (d).

            (e) The Indemnifying Person may settle any Third Party Claim that it has agreed to accept the defense of on any terms which it may deem reasonable; provided, that the Indemnifying Person shall not without the Indemnified Person's prior written consent, (i) settle or compromise such proceeding, claim or demand, or consent to the entry of any judgment which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Person of a written release from all liability in respect of such proceeding, claim or demand or (ii) settle or compromise any such proceeding, claim or demand, in any manner that adversely affects the Indemnified Person.

      6.5 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Subject to the further provisions of this Section 6.5, the representations and warranties of Buyer and the representations and warranties made by Seller shall survive the Closing Date until the date that is twenty-four (24) months after the Closing Date; provided, however, that the representations and warranties contained in Sections 3.1
(a)-(d), (h), (i) and (l) and Fraud Claims shall survive in accordance with the applicable statute of limitations related to such representations and warranties, and Fraud Claims, as applicable. For convenience of reference, the date upon which any representation and warranty contained herein shall terminate is referred to herein as the "SURVIVAL DATE".

      6.6 INDEMNIFICATION REPRESENTATIVE. From and after the Effective Time, Sigma Partners LLP shall serve as Indemnification Representative and shall act as agent for and on behalf of the Seller stockholders, or his, her or their successors and shall be authorized to act on behalf of the Seller stockholders and to take any and all actions required or permitted to be taken by the Indemnification Representative under this Agreement with respect to any claims (including the settlement thereof) made for indemnification pursuant to this
Article VI and with respect to any actions to be taken by the Indemnification Representative pursuant to the terms of the Escrow Agreement, which shall include, without limitation, the exercise of the power to: (i)

EXECUTION COPY-APRIL 29, 2005         39
authorize the delivery of all or a portion of the Escrow Funds in satisfaction of claims; (ii) agree to, negotiate, enter into settlements and compromises of, and comply with orders of courts with respect to any claims for indemnification; and (iii) take all actions necessary in the judgment of the Indemnification Representative for the accomplishment of the foregoing. In all matters relating to this Article VI as described in the preceding sentence, the Indemnification Representative shall be the only party entitled to assert the rights of the Seller stockholders, and the Indemnification Representative shall perform all of the obligations of the Seller stockholders hereunder. Any Indemnified Person shall be entitled to rely on all statements, representations and decisions of the Indemnification Representative. The Indemnification Representative is not entitled to amend this Agreement or take any actions relating to this Agreement prior to the Effective Time. Following the Effective Time, the Indemnification Representative may amend this Agreement with the prior written consent of the holders of a majority-in-interest in the Escrow Funds. The Indemnification Representative may resign upon not less than twenty (20) business days' prior written notice to Buyer and the Seller stockholders. The Seller stockholders by the vote of a majority-in-interest of the Escrow Funds held by Seller stockholders may remove the Indemnification Representative from time to time upon not less than twenty (20) business days' prior written notice to Buyer. Any vacancy in the position of the Indemnification Representative may be filled by the approval of the holders of a majority-in-interest in the Escrow Funds held by the Seller stockholders. Any successor Indemnification Representative shall acknowledge in writing to Buyer his or her acceptance of the appointment as Indemnification Representative.

      6.7 REMEDIES AVAILABLE. Except for remedies that cannot be waived as a matter of law, and the rights of the Buyer to seek specific performance of Seller's obligations hereunder as set forth in Article VIII, the remedies set forth in this Article VI will be the sole and exclusive remedies of the parties hereto under this Agreement and the Related Agreements executed in connection herewith, from and after the Closing with respect to any indemnifiable claim under Section 6.1 above.

                                   ARTICLE VII
                                   TERMINATION

      7.1 TERMINATION.

            (a) This Agreement may be terminated at any time prior to the Closing by the mutual consent of Buyer and Seller.

            (b) This Agreement may be terminated by Buyer (i) at any time prior to the Closing, if Seller shall have failed to comply in any material respect with any of its covenants or agreements contained in this Agreement and such failure or its effects shall continue for a period of at least five (5) days following receipt by Seller of notice of such failure, or if any one or more of the representations or warranties of Seller contained in this Agreement shall prove to have been materially inaccurate when made, or (ii) at the Closing, if any of the conditions precedent to the performance of the obligations of Seller at the Closing shall not have been fulfilled, other than as a result of a breach by Buyer of its obligations hereunder.

EXECUTION COPY-APRIL 29, 2005         40

            (c) This Agreement may be terminated by Seller (i) at any time prior to the Closing, if Buyer shall have failed to comply in any material respect with any of its covenants or agreements contained in this Agreement and such failure or its effects shall continue for a period of at least five (5) days following receipt by Buyer of notice of such failure, or if any one or more of the representations or warranties of Buyer contained in this Agreement shall prove to have been materially inaccurate when made, or (ii) at the Closing, if any of the conditions precedent to the performance of the obligations of Buyer at the Closing shall not have been fulfilled, other than as a result of a breach by Seller of its obligations hereunder.

            (d) This Agreement may be terminated by any party if the Closing shall not have occurred by May 12, 2005 (subject to reasonable daily extensions at the option of Buyer if caused by any delay of Seller in fulfilling a condition to Closing).

      7.2 EFFECT OF TERMINATION; SURVIVAL. In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall become void and have no further force and effect, except that (i) the provisions of the Confidentiality and Non-Disclosure Agreement dated as of April 4, 2005 shall survive such termination; and (ii) no party will be released or relieved from any liability arising from the breach by such party prior to termination of any of its representations, warranties, covenants or agreements set forth in this Agreement. Termination by any party in accordance with any provision of Section
7.1 shall be effective immediately upon the giving of written notice thereof.

                                  ARTICLE VIII
                                  MISCELLANEOUS

      8.1 EXPENSES. With the exception of the Transaction Liabilities which Seller may pay at the Closing from cash and cash equivalent accounts otherwise due to Buyer, each party hereto shall bear its own costs and expenses in connection with the transactions contemplated by this Agreement.

      8.2 ENTIRE AGREEMENT. This Agreement (including the Disclosure Schedule and the Exhibits attached hereto), the Related Agreements, the Confidentiality and Non-Disclosure Agreement between the parties dated as of April 4, 2005, and the other writings referred to herein contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby and supersede all prior agreements or understandings, written or oral, among the parties with respect thereto.

      8.3 INTERPRETATION. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The word "herein" and similar references mean, except where a specific Section or Article reference is expressly indicated, the entire Agreement rather than any specific Section or Article. The table of contents and the headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

EXECUTION COPY-APRIL 29, 2005         41

      8.4 KNOWLEDGE DEFINITION. As used in Section 3.1, the term "knowledge" and like phrases shall mean the actual knowledge of each of Dr. Larry Harris, Robert Alperin, Dr. Richard Wood, John Vicidomino, David Centauro, Peter Jargowsky, Rakhesh Gadhani and John Piekos. .

      8.5 NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally-recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, or by electronic mail with a copy thereof to be delivered by mail (as aforesaid) within 24 hours of such electronic mail, or by facsimile, with confirmation as provided above addressed as follows:

              (i) if to Buyer, to:

                         Progress Development Corporation
                         c/o Progress Software Corporation
                         14 Oak Park Drive
                         Bedford, Massachusetts  01730
                         Attention:  James D. Freedman, Senior Vice President
                                        and General Counsel
                         Facsimile:  (781) 280-4035
                         email:  Freedman@bedford.progress.com

EXECUTION COPY-APRIL 29, 2005         42
              with a copy to (which shall not constitute notice):

                         Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center
                         Boston, MA  02111
                         Attention:  Neil H. Aronson, Esq.
                         Facsimile:  (617) 542-2241
                         email:  naronson@mintz.com

              (ii) if to Seller, to:

                         EasyAsk, Inc.
                         290 Donald J. Lynch Blvd.
                         Marlborough, MA 01752
                         Attention:  Robert Alperin, President
                         Facsimile:  508-624-8501
                         email: ralperin@easyask.com

              with a copy to (which shall not constitute notice):

                         Morse, Barnes-Brown & Pendleton, P.C.
                         1601 Trapelo Road
                         Waltham, MA  02451
                         Attention:  Mary Beth Kerrigan Esq.
                         Facsimile:  (781) 622-5933
                         E-mail:  mbk@mbbp.com

              (iii) if to Indemnification Representative, to:

                         Sigma Partners LLP
                         20 Custom House Street, Suite 830
                         Boston, MA 02110
                         Attention:
                         Facsimile:  (617) 330-7872
                         E-mail:

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. All such notices or communications shall be deemed to be received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day after the date when sent, (c) in the case of facsimile transmission or electronic mail, upon confirmed receipt, and
(d) in the case of mailing, on the third business day following the date on which the piece of mail containing such communication was posted.

      8.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts by original or facsimile signature, each such counterpart shall be an original instrument, and all such counterparts together shall constitute one and the same agreement.

EXECUTION COPY-APRIL 29, 2005         43

      8.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without reference to its conflicts of laws provisions.

      8.8 BENEFITS OF AGREEMENT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assignable by any party hereto without the consent of the other parties hereto; provided, however, that anything contained herein to the contrary notwithstanding, Buyer may assign and delegate any or all of its respective rights and obligations hereunder to any other direct or indirect wholly-owned subsidiary of Buyer or any third party acquiring the Business from Buyer; provided further, however, that any of the rights granted to and obligations of Buyer under this Agreement (other than the payment of the Purchase Price) may also be exercised or performed by any entity controlled by or under common control with Buyer (a "BUYER AFFILIATE"); provided that such Buyer Affiliate agrees to be bound by all of the applicable provisions hereof governing such exercise or performance and that Seller promptly receives written notice of any such exercise or performance.

      8.9 PRONOUNS. As used herein, all pronouns shall include the masculine, feminine, neuter, singular and plural thereof whenever the context and facts require such construction.

      8.10 AMENDMENT, MODIFICATION AND WAIVER. This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by Buyer and Seller; provided, however, that any party to this Agreement may waive in writing any obligation owed to it by any other party under this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

      8.11 NO THIRD PARTY BENEFICIARIES. Nothing express or implied in this Agreement is intended to confer, nor shall anything herein confer, upon any person other than the parties and the respective successors or assigns of the parties, any rights, remedies, obligations or liabilities whatsoever, except to the extent that such third person is an Indemnified Person or Indemnifying Person in respect of the indemnification provided in accordance with Article VI of this Agreement.

      8.12 CONSENTS. Except as otherwise expressly provided in this Agreement, any consent or approval of Buyer requested or permitted hereunder may be given or withheld in Buyer's sole discretion.

      8.13 INTERPRETATION. This Agreement has been negotiated between the parties and will not be deemed to be drafted by, or the product of, any party. As such, this Agreement will not be interpreted in favor of, or against, any party.

      8.14 NO JOINT VENTURE. No party hereto shall make any warranties or representations, or assume or create any obligations, on the other party's behalf except as may be expressly permitted hereunder or in writing by such other party. Each party hereto shall be solely responsible for the actions of all its respective employees, agents and representatives.

EXECUTION COPY-APRIL 29, 2005         44

      8.15 SPECIFIC PERFORMANCE. The transactions contemplated by this Agreement are unique transactions and any failure on the part of Seller to complete the transactions contemplated by this Agreement or any of the Related Agreements on the terms of this Agreement or any of the Related Agreements will not be fully compensable in damages and the breach or threatened breach of the provisions of this Agreement or any of the Related Agreements would cause Buyer irreparable harm. Accordingly, in addition to and not in limitation of any other remedies available to Buyer for a breach or threatened breach of this Agreement or any of the Related Agreements, Buyer will be entitled to specific performance of this Agreement or any of the Related Agreements upon any breach by Seller, and to an injunction restraining any such party from such breach or threatened breach.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

EXECUTION COPY-APRIL 29, 2005         45

      IN WITNESS WHEREOF, each of the parties hereto has caused this Asset Purchase Agreement to be executed on its behalf as of the day and year first above written.

                                              PROGRESS DEVELOPMENT
                                              CORPORATION

                                              By:_______________________________

                                              Name:_____________________________
                                              Title:____________________________

                                              EASYASK, INC.

                                              By:_______________________________

                                              Name:_____________________________
                                              Title:____________________________

                                              INDEMNIFICATION REPRESENTATIVE

                                              __________________________________

                  [SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT]

                                  EXHIBIT INDEX

Exhibit A       Form of Bill of Sale, Assignment and Assumption Agreement
Exhibit B       Form of Patent Assignment
Exhibit C       Form of Trademark Assignment
Exhibit D-1     Form of Key Employee Non-Competition, Non-Disclosure and
                Confidentiality Agreement
Exhibit D-2     Form of Non-Disclosure and Confidentiality Agreement
Exhibit E       Form of Escrow Agreement
Exhibit F       Form of Stockholder Voting Agreement

                  [SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT]